United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated Hermes MDT Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 07/31/23

Date of Reporting Period: 07/31/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
July 31, 2023

Share Class | Ticker	A | QAACX	C | QCACX	Institutional | QIACX	R6 | QKACX

Federated Hermes MDT All Cap Core Fund
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2022 through July 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT All Cap Core Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended July 31, 2023, was 14.35% for Class A Shares, 13.50% for Class C Shares, 14.69% for Institutional Shares and 14.73% for Class R6 Shares. The total return for the Russell 3000® Index (R3000),1 the Fund’s broad-based securities market index, was 12.65% for the same period. The total return of the Morningstar Large Blend Funds Average (MLBFA),2 a peer group average for the Fund, was 11.44% during the same period. The Fund’s and MLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R3000.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R3000 during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R3000.
Market Overview
The reporting period began with three sharp market turns in the first six months (August 2022–January 2023), leaving the R3000 with a fiscal year-to-date return of 0.06% at the end of January. There was one more downturn in February (R3000 at -2.34% for the month), but then inflation numbers started declining, employment numbers held steady, and the R3000 turned weakly positive. In June and July, there were more favorable macroeconomic reports and the market began to think that the Federal Reserve might actually be able to engineer a “soft landing,” so the R3000 strengthened. For the full fiscal year, the R3000 returned 12.65%. Growth stocks outran value stocks (the Russell 3000 Growth Index (R3000G)3 returned 16.97% while the Russell 3000 Value Index4 returned 8.03%), and large-cap stocks outran small-cap stocks5 (the mega-cap Russell Top 200 Index (RT200)6 returned 14.39% while the Russell Midcap Index7 returned 8.75% and the small-cap Russell 2000 Index8 returned 7.91%). The higher returns of the R3000G and the RT200 were largely attributable to the very high returns of the “Magnificent 7”9 technology stocks, which, by themselves, provided 5.04% of the R3000’s 12.65% return.
The best performing sectors in the R3000 during the reporting period were Information Technology (+25.97%), Communication Services (+19.16%) and Industrials (+19.03%). Underperforming sectors during the same period included Real Estate (-9.77%), Utilities (-6.43%) and Health Care (+2.86%).
Annual Shareholder Report
1

STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. Most of the Fund’s outperformance relative to the R3000 in the reporting period was driven by an overweight of stocks with depressed prices and no significant external financing needs. Unfavorable stock selection among younger companies with strong recent returns and positive analyst conviction detracted the most from performance. The Fund’s sector exposures continued to remain close to R3000 weights; there were no significant overweight or underweight positions at the end of the reporting period. Favorable stock selection in the Communication Services, Consumer Discretionary and Energy sectors contributed the most to the Fund’s outperformance versus the benchmark. The largest offsets to performance were unfavorable stock selection in the Financials and Information Technology sectors.
Individual stocks enhancing the Fund’s performance during the reporting period included Spotify Technology, Netflix, Inc. and Biogen Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included NVIDIA Corporation, Signature Bank and Semtech Corporation. NVIDIA outperformed the R3000 but was underweighted by the Fund.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the R3000.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
4
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
5
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
6
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 71% of the total capitalization of the Russell 3000® Index. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
7
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 3000® Index. Based on market cap and current index membership, it includes approximately 800 companies in the Russell Top 200 Index and the smaller companies in the Russell 2000® Index. The Russell Midcap® Index
Annual Shareholder Report
2

represents approximately 23% of the total market capitalization of the Russell 3000® Index. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
8
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 6% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
9
The “Magnificent 7” include Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA and Tesla.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT All Cap Core Fund (the “Fund”) from July 31, 2013 to July 31, 2023, compared to the Russell 3000® Index (R3000)2 and the Morningstar Large Blend Funds Average (MLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	8.05%	10.94%	11.63%
Class C Shares	12.50%	11.36%	11.58%
Institutional Shares	14.69%	12.53%	12.59%
Class R6 Shares[4]	14.73%	12.54%	12.34%
R3000	12.65%	11.45%	12.14%
MLBFA	11.44%	10.62%	11.17%
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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R3000 and MLBFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The R3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R3000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 Shares do not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 Shares prior to September 1, 2016, reflects the higher Class R Shares expenses.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2023, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	26.4%
Health Care	14.1%
Financials	14.0%
Industrials	10.2%
Consumer Discretionary	10.2%
Consumer Staples	6.9%
Communication Services	6.6%
Energy	3.5%
Real Estate	2.8%
Materials	1.7%
Utilities	1.3%
Securities Lending Collateral[2]	0.7%
Cash Equivalents[3]	2.0%
Other Assets and Liabilities—Net[4]	(0.4)%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2023
Shares			Value
		COMMON STOCKS— 97.7%
		Communication Services— 6.6%
74,800	[1]	Alphabet, Inc., Class A	$ 9,927,456
341,396	[1]	Altice USA, Inc.	1,157,332
145,023	[1]	CarGurus, Inc.	3,286,221
65,486	[1]	Cars.com, Inc.	1,493,736
15,554		Comcast Corp., Class A	703,974
43,723	[1]	Match Group, Inc.	2,033,557
27,414	[1]	Meta Platforms, Inc.	8,734,100
2,453	[1]	Netflix, Inc.	1,076,793
4,646		Omnicom Group, Inc.	393,145
86,184	[1]	Spotify Technology SA	12,876,752
		TOTAL	41,683,066
		Consumer Discretionary— 10.2%
43,085	[1]	Airbnb, Inc.	6,557,106
13,366	[1]	Amazon.com, Inc.	1,786,767
564	[1]	AutoZone, Inc.	1,399,690
55,165	[1]	Bright Horizons Family Solutions, Inc.	5,352,660
1,303	[1]	Chipotle Mexican Grill, Inc.	2,556,851
9,020	[1]	DoorDash, Inc.	818,926
8,683	[1]	Duolingo, Inc.	1,347,515
47,545		eBay, Inc.	2,116,228
75,294	[1]	Expedia Group, Inc.	9,225,774
312,671		Gap (The), Inc.	3,220,511
53,197	[1]	Goodyear Tire & Rubber Co.	855,408
9,766		McDonald’s Corp.	2,863,391
2,844		Murphy USA, Inc.	873,193
21,545		Nike, Inc., Class B	2,378,353
1,607	[1]	O’Reilly Automotive, Inc.	1,487,745
85,372		PVH Corp.	7,652,746
35,520	[1]	Royal Caribbean Cruises, Ltd.	3,875,587
17,618		Starbucks Corp.	1,789,460
4,482	[1]	Tesla, Inc.	1,198,621
3,527		Tractor Supply Co.	790,013
11,639	[1]	Ulta Beauty, Inc.	5,177,027
5,444		Wingstop, Inc.	917,749
		TOTAL	64,241,321
		Consumer Staples— 6.9%
56,627		Albertsons Cos., Inc.	1,230,505
28,345		Archer-Daniels-Midland Co.	2,408,191
95,944	[1]	Hain Celestial Group, Inc.	1,215,611
39,414		Hershey Foods Corp.	9,116,852
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
9,028		Kellogg Co.	$ 603,883
194,483		Kroger Co.	9,459,653
55,859		Lamb Weston Holdings, Inc.	5,788,668
63,716		PepsiCo, Inc.	11,944,201
8,521		WalMart, Inc.	1,362,167
		TOTAL	43,129,731
		Energy— 3.5%
9,156		Cheniere Energy, Inc.	1,481,990
5,293		ConocoPhillips	623,092
63,055		Marathon Oil Corp.	1,656,455
97,200		Marathon Petroleum Corp.	12,929,544
5,184		ONEOK, Inc.	347,535
6,382		Valero Energy Corp.	822,704
50,712	[1]	Weatherford International PLC	4,214,167
		TOTAL	22,075,487
		Financials— 14.0%
27,571		American International Group, Inc.	1,661,980
23,133		Ameriprise Financial, Inc.	8,060,694
113,908		Bank of New York Mellon Corp.	5,166,867
9,573		Cboe Global Markets, Inc.	1,337,157
5,607		Chubb Ltd.	1,146,127
12,954	[1,2]	Coinbase Global, Inc.	1,277,394
47,662	[1]	Green Dot Corp.	931,792
11,137		Hartford Financial Services Group, Inc.	800,528
46,999		Interactive Brokers Group, Inc., Class A	4,104,423
10,660		Jackson Financial, Inc.	351,993
15,590		JPMorgan Chase & Co.	2,462,596
5,561		MarketAxess Holdings, Inc.	1,497,132
8,306		Marsh & McLennan Cos., Inc.	1,565,016
14,063		Mastercard, Inc.	5,544,760
2,279		MSCI, Inc., Class A	1,249,074
23,744		NASDAQ, Inc.	1,198,835
38,160		Northern Trust Corp.	3,057,379
101,766	[1]	PayPal Holdings, Inc.	7,715,898
31,747	[1]	PROG Holdings, Inc.	1,288,293
46,258		Progressive Corp., OH	5,827,583
31,946		Prudential Financial, Inc.	3,082,470
42,541		State Street Corp.	3,081,670
36,599		The Travelers Cos., Inc.	6,317,353
51,304		Virtu Financial, Inc.	952,202
74,215		Visa, Inc., Class A	17,643,132
66,109		Western Union Co.	805,208
		TOTAL	88,127,556
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Health Care— 14.1%
25,187		AbbVie, Inc.	$ 3,767,472
27,639	[1,2]	AnaptysBio, Inc.	544,765
5,262	[1]	Biogen, Inc.	1,421,740
27,104		Bristol-Myers Squibb Co.	1,685,598
90,932	[1]	Centene Corp.	6,191,560
11,543		CVS Health Corp.	862,147
31,522		Dentsply Sirona, Inc.	1,308,793
243,370	[1]	Elanco Animal Health, Inc.	2,937,476
7,547		Elevance Health, Inc.	3,559,392
20,260		Eli Lilly & Co.	9,209,183
25,086	[1]	GE HealthCare Technologies, Inc.	1,956,708
100,560		Gilead Sciences, Inc.	7,656,638
14,193		Humana, Inc.	6,483,788
72,646		Johnson & Johnson	12,170,384
6,451		McKesson Corp.	2,595,882
55,699		Merck & Co., Inc.	5,940,298
1,866	[1]	Molina Healthcare, Inc.	568,178
37,635	[1]	Myriad Genetics, Inc.	841,142
34,504	[1]	Nevro Corp.	862,255
46,897	[1]	Omnicell, Inc.	2,961,546
29,046		Pfizer, Inc.	1,047,399
216,797	[1]	Teladoc Health, Inc.	6,454,047
6,814		Teleflex, Inc.	1,711,472
4,670		The Cigna Group	1,378,117
2,274	[1]	United Therapeutics Corp.	551,945
1,276		UnitedHealth Group, Inc.	646,128
8,264	[1]	Vertex Pharmaceuticals, Inc.	2,911,738
		TOTAL	88,225,791
		Industrials— 10.2%
37,702		3M Co.	4,203,773
9,652		AGCO Corp.	1,284,681
3,602		Allegion PLC	420,930
36,675		Allison Transmission Holdings, Inc.	2,152,456
31,041		Booz Allen Hamilton Holding Corp.	3,758,444
17,307		Caterpillar, Inc.	4,589,297
15,491	[1]	Ceridian HCM Holding, Inc.	1,096,918
4,423		Emerson Electric Co.	404,041
5,425		Lennox International, Inc.	1,993,362
14,625		Manpower, Inc.	1,153,620
28,990	[1]	Openlane, Inc.	455,143
41,959		Paychex, Inc.	5,264,596
39,303		Pentair PLC	2,731,559
10,457		Robert Half, Inc.	775,387
5,292	[2]	Rockwell Automation, Inc.	1,779,647
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
9,688		Ryder System, Inc.	$ 989,629
19,159	[1]	SkyWest, Inc.	842,804
9,872	[1]	SPX Technologies, Inc.	835,270
4,949		Stanley Black & Decker, Inc.	491,287
18,318		Trane Technologies PLC	3,653,342
8,632	[1]	Trex Co., Inc.	596,816
36,437	[1]	Uber Technologies, Inc.	1,802,174
95,610	[1]	United Airlines Holdings, Inc.	5,192,579
4,008	[1]	United Rentals, Inc.	1,862,437
13,258		Verisk Analytics, Inc.	3,035,287
10,956		Waste Management, Inc.	1,794,483
70,133		XPO, Inc.	4,856,009
55,452		Xylem, Inc.	6,252,213
		TOTAL	64,268,184
		Information Technology— 26.4%
5,201		Accenture PLC	1,645,336
8,892	[1]	Adobe, Inc.	4,856,544
148,158		Apple, Inc.	29,105,639
20,390	[1]	Arista Networks, Inc.	3,162,285
14,602		Broadcom, Inc.	13,122,087
26,942	[1]	Cadence Design Systems, Inc.	6,304,697
21,864	[1]	Cirrus Logic, Inc.	1,766,611
132,676		Cisco Systems, Inc.	6,904,459
9,243	[1]	Commvault Systems, Inc.	720,307
107,836		Dell Technologies, Inc.	5,706,681
81,019	[1]	DXC Technology Co.	2,240,175
6,106	[1]	F5, Inc.	966,214
121,757	[1]	Fortinet, Inc.	9,462,954
5,022	[1]	HubSpot, Inc.	2,915,522
12,624		Microchip Technology, Inc.	1,185,899
78,984		Microsoft Corp.	26,532,305
2,174		Motorola Solutions, Inc.	623,134
58,613	[1]	Nutanix, Inc.	1,770,113
17,895		NVIDIA Corp.	8,362,155
40,118	[1]	Palo Alto Networks, Inc.	10,027,895
93,083		Pegasystems, Inc.	4,910,128
102,219	[1]	Pure Storage, Inc.	3,781,081
6,426	[1]	Qorvo, Inc.	706,989
17,935	[1]	Salesforce, Inc.	4,035,554
28,046	[1]	Semtech Corp.	818,943
2,248	[1]	ServiceNow, Inc.	1,310,584
31,542		Skyworks Solutions, Inc.	3,607,459
4,694	[1]	Synaptics, Inc.	423,915
2,537	[1]	Synopsys, Inc.	1,146,217
Annual Shareholder Report
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Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
5,716	[1]	Workday, Inc.	$ 1,355,435
79,312	[1]	Zoom Video Communications, Inc.	5,817,535
		TOTAL	165,294,852
		Materials— 1.7%
1,989		Linde PLC	777,043
9,202		Mosaic Co./The	375,073
119,921		Newmont Corp.	5,147,009
9,713		Nucor Corp.	1,671,510
15,653		Steel Dynamics, Inc.	1,668,297
28,058		United States Steel Corp.	715,479
		TOTAL	10,354,411
		Real Estate— 2.8%
21,670		Crown Castle, Inc.	2,346,644
246,836		Kilroy Realty Corp.	8,812,045
76,810		Macerich Co. (The)	979,328
7,229		Public Storage	2,036,771
7,971		SBA Communications Corp.	1,745,250
42,302	[2]	SL Green Realty Corp.	1,595,208
		TOTAL	17,515,246
		Utilities— 1.3%
34,694		Consolidated Edison Co.	3,291,073
39,097		Exelon Corp.	1,636,600
38,710		WEC Energy Group, Inc.	3,478,481
		TOTAL	8,406,154
		TOTAL COMMON STOCKS (IDENTIFIED COST $513,832,673)	613,321,799
		INVESTMENT COMPANIES— 2.7%
3,971,612		Federated Hermes Government Obligations Fund, Premier Shares, 5.16%[3]	3,971,612
12,748,795		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.32%[3]	12,747,520
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $16,717,984)	16,719,132
		TOTAL INVESTMENT IN SECURITIES—100.4% (IDENTIFIED COST $530,550,657)[4]	630,040,931
		OTHER ASSETS AND LIABILITIES - NET—(0.4)%[5]	(2,696,902)
		TOTAL NET ASSETS—100%	$627,344,029
Annual Shareholder Report
11

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2023, were as follows:
Affiliated	Value as of 7/31/2022	Purchases at Cost*	Proceeds from Sales*
Health Care:
AnaptysBio, Inc.**	$726,639	$—	$(173,056)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$726,639	$—	$(173,056)
Annual Shareholder Report
12

Change in Unrealized Appreciation/ (Depreciation)*	Net Realized Gain/ (Loss)*	Value as of 7/31/2023	Shares Held as of 7/31/2023	Dividend Income*

$(41,462)	$32,644	$544,765	27,639	$—
$(41,462)	$32,644	$544,765	27,639	$—

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At July 31, 2023, the Fund no longer has ownership of at least 5% of the voting shares.
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2023, were as follows:
	Federated Hermes Government Obligations Fund Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund Institutional Shares	Total of Affiliated Transactions
Value as of 7/31/2022	$1,540,198	$8,858,235	$10,398,433
Purchases at Cost	$67,727,134	$166,882,994	$234,610,128
Proceeds from Sales	$(65,295,720)	$(162,996,416)	$(228,292,136)
Change in Unrealized Appreciation/ Depreciation	$—	$850	$850
Net Realized Gain/(Loss)	$—	$1,857	$1,857
Value as of 7/31/2023	$3,971,612	$12,747,520	$16,719,132
Shares Held as of 7/31/2023	3,971,612	12,748,795	16,720,407
Dividend Income	$61,616	$462,158	$523,774

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $533,582,555.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Annual Shareholder Report
13

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.32	$42.75	$31.77	$29.90	$30.01
Income From Investment Operations:
Net investment income (loss)[1]	0.19	0.08	0.08	0.13	0.16
Net realized and unrealized gain (loss)	4.26	(1.60)	11.90	2.69	1.81
Total From Investment Operations	4.45	(1.52)	11.98	2.82	1.97
Less Distributions:
Distributions from net investment income	(0.12)	(0.04)	(0.12)	(0.11)	(0.07)
Distributions from net realized gain	(3.19)	(6.87)	(0.88)	(0.84)	(2.01)
Total Distributions	(3.31)	(6.91)	(1.00)	(0.95)	(2.08)
Net Asset Value, End of Period	$35.46	$34.32	$42.75	$31.77	$29.90
Total Return[2]	14.35%	(4.95)%	38.40%	9.66%	7.80%
Ratios to Average Net Assets:
Net expenses[3]	1.04%	1.04%	1.04%	1.04%	1.08%
Net investment income	0.57%	0.22%	0.23%	0.44%	0.57%
Expense waiver/reimbursement[4]	0.16%	0.16%	0.17%	0.20%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$138,388	$105,590	$109,747	$79,301	$69,221
Portfolio turnover[5]	130%	133%	63%	160%	87%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.06	$39.55	$29.57	$27.99	$28.37
Income From Investment Operations:
Net investment income (loss)[1]	(0.06)	(0.19)	(0.18)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	3.82	(1.43)	11.04	2.50	1.68
Total From Investment Operations	3.76	(1.62)	10.86	2.42	1.63
Less Distributions:
Distributions from net realized gain	(3.19)	(6.87)	(0.88)	(0.84)	(2.01)
Net Asset Value, End of Period	$31.63	$31.06	$39.55	$29.57	$27.99
Total Return[2]	13.50%	(5.67)%	37.37%	8.86%	6.96%
Ratios to Average Net Assets:
Net expenses[3]	1.81%	1.81%	1.79%	1.79%	1.85%
Net investment income (loss)	(0.20)%	(0.55)%	(0.52)%	(0.31)%	(0.20)%
Expense waiver/reimbursement[4]	0.14%	0.14%	0.16%	0.21%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,028	$33,256	$38,028	$31,030	$32,178
Portfolio turnover[5]	130%	133%	63%	160%	87%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.96	$43.40	$32.22	$30.29	$30.37
Income From Investment Operations:
Net investment income (loss)[1]	0.29	0.20	0.19	0.22	0.25
Net realized and unrealized gain (loss)	4.35	(1.63)	12.08	2.74	1.81
Total From Investment Operations	4.64	(1.43)	12.27	2.96	2.06
Less Distributions:
Distributions from net investment income	(0.21)	(0.14)	(0.21)	(0.19)	(0.13)
Distributions from net realized gain	(3.19)	(6.87)	(0.88)	(0.84)	(2.01)
Total Distributions	(3.40)	(7.01)	(1.09)	(1.03)	(2.14)
Net Asset Value, End of Period	$36.20	$34.96	$43.40	$32.22	$30.29
Total Return[2]	14.69%	(4.67)%	38.83%	10.01%	8.08%
Ratios to Average Net Assets:
Net expenses[3]	0.74%	0.74%	0.74%	0.74%	0.78%
Net investment income	0.86%	0.52%	0.52%	0.73%	0.87%
Expense waiver/reimbursement[4]	0.21%	0.20%	0.21%	0.25%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$413,248	$291,517	$283,822	$243,490	$215,799
Portfolio turnover[5]	130%	133%	63%	160%	87%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$34.16	$42.56	$31.62	$29.75	$29.89
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.20	0.20	0.21	0.23
Net realized and unrealized gain (loss)	4.26	(1.59)	11.84	2.69	1.79
Total From Investment Operations	4.54	(1.39)	12.04	2.90	2.02
Less Distributions:
Distributions from net investment income	(0.22)	(0.14)	(0.22)	(0.19)	(0.15)
Distributions from net realized gain	(3.19)	(6.87)	(0.88)	(0.84)	(2.01)
Total Distributions	(3.41)	(7.01)	(1.10)	(1.03)	(2.16)
Net Asset Value, End of Period	$35.29	$34.16	$42.56	$31.62	$29.75
Total Return[2]	14.73%	(4.66)%	38.84%	10.00%	8.08%
Ratios to Average Net Assets:
Net expenses[3]	0.73%	0.73%	0.73%	0.73%	0.81%
Net investment income	0.84%	0.53%	0.54%	0.75%	0.78%
Expense waiver/reimbursement[4]	0.14%	0.13%	0.15%	0.17%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$40,680	$16,717	$11,513	$8,571	$9,183
Portfolio turnover[5]	130%	133%	63%	160%	87%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
July 31, 2023

Assets:
Investment in securities, at value including $3,974,270 of securities loaned and $17,263,897 of investments in affiliated holdings* (identified cost $530,550,657, including $17,229,184 of identified cost in affiliated holdings)	$630,040,931
Income receivable	217,870
Income receivable from affiliated holdings	62,123
Receivable for investments sold	4,644,712
Receivable for shares sold	1,593,929
Total Assets	636,559,565
Liabilities:
Payable for investments purchased	4,648,572
Payable for shares redeemed	344,200
Payable to bank	20,281
Payable for collateral due to broker for securities lending (Note 2)	3,971,612
Payable for investment adviser fee (Note 5)	9,593
Payable for administrative fee (Note 5)	1,334
Payable for Directors’/Trustees’ fees (Note 5)	100
Payable for distribution services fee (Note 5)	21,450
Payable for other service fees (Notes 2 and 5)	53,958
Accrued expenses (Note 5)	144,436
Total Liabilities	9,215,536
Net assets for 17,577,073 shares outstanding	$627,344,029
Net Assets Consist of:
Paid-in capital	$523,931,412
Total distributable earnings (loss)	103,412,617
Total Net Assets	$627,344,029
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($138,387,713 ÷ 3,902,689 shares outstanding), no par value, unlimited shares authorized	$35.46
Offering price per share (100/94.50 of $35.46)	$37.52
Redemption proceeds per share	$35.46
Class C Shares:
Net asset value per share ($35,028,365 ÷ 1,107,503 shares outstanding), no par value, unlimited shares authorized	$31.63
Offering price per share	$31.63
Redemption proceeds per share (99.00/100 of $31.63)	$31.31
Institutional Shares:
Net asset value per share ($413,247,559 ÷ 11,414,133 shares outstanding), no par value, unlimited shares authorized	$36.20
Offering price per share	$36.20
Redemption proceeds per share	$36.20
Class R6 Shares:
Net asset value per share ($40,680,392 ÷ 1,152,748 shares outstanding), no par value, unlimited shares authorized	$35.29
Offering price per share	$35.29
Redemption proceeds per share	$35.29

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended July 31, 2023

Investment Income:
Dividends (including $462,158 received from affiliated holdings*)	$7,889,707
Net income on securities loaned (includes $61,616 earned from affiliated holdings related to cash collateral balances*) (Note 2)	23,527
TOTAL INCOME	7,913,234
Expenses:
Investment adviser fee (Note 5)	3,452,056
Administrative fee (Note 5)	387,583
Custodian fees	48,581
Transfer agent fees (Note 2)	440,391
Directors’/Trustees’ fees (Note 5)	3,841
Auditing fees	29,501
Legal fees	11,666
Portfolio accounting fees	131,615
Distribution services fee (Note 5)	228,046
Other service fees (Notes 2 and 5)	366,525
Share registration costs	101,261
Printing and postage	37,380
Miscellaneous (Note 5)	31,389
TOTAL EXPENSES	5,269,835
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(696,557)
Reimbursement of other operating expenses (Notes 2 and 5)	(229,899)
TOTAL WAIVER AND REIMBURSEMENTS	(926,456)
Net expenses	4,343,379
Net investment income	3,569,855
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $34,501 on sales of investments in affiliated holdings*)	9,610,946
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(40,612) on investments in affiliated holdings*)	59,153,515
Net realized and unrealized gain (loss) on investments	68,764,461
Change in net assets resulting from operations	$72,334,316

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Changes in Net Assets

Year Ended July 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,569,855	$1,684,679
Net realized gain (loss)	9,610,946	53,222,593
Net change in unrealized appreciation/depreciation	59,153,515	(78,884,076)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	72,334,316	(23,976,804)
Distributions to Shareholders:
Class A Shares	(10,876,001)	(18,050,522)
Class C Shares	(2,939,123)	(6,734,957)
Institutional Shares	(27,856,268)	(48,461,721)
Class R6 Shares	(1,883,465)	(2,859,720)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(43,554,857)	(76,106,920)
Share Transactions:
Proceeds from sale of shares	288,930,323	160,200,101
Net asset value of shares issued to shareholders in payment of distributions declared	40,448,117	70,184,727
Cost of shares redeemed	(177,893,339)	(126,331,790)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	151,485,101	104,053,038
Change in net assets	180,264,560	3,969,314
Net Assets:
Beginning of period	447,079,469	443,110,155
End of period	$627,344,029	$447,079,469
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Notes to Financial Statements
July 31, 2023
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of Federated MDTA LLC (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance
Annual Shareholder Report
23

with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a
Annual Shareholder Report
24

reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
25

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $926,456 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$111,345	$(21,373)
Class C Shares	28,230	(273)
Institutional Shares	296,720	(208,253)
Class R6 Shares	4,096	—
TOTAL	$440,391	$(229,899)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$290,510
Class C Shares	76,015
TOTAL	$366,525
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2023, the Fund did not have a liability for any uncertain tax
Annual Shareholder Report
26

positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
Annual Shareholder Report
27

As of July 31, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$3,974,270	$3,971,612
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,343,037	$43,579,194	612,974	$23,328,431
Shares issued to shareholders in payment of distributions declared	308,624	9,607,187	454,940	17,088,464
Shares redeemed	(825,942)	(26,971,340)	(558,368)	(20,790,823)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	825,719	$26,215,041	509,546	$19,626,072
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28

	Year Ended 7/31/2023		Year Ended 7/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	376,353	$11,085,689	267,652	$9,556,354
Shares issued to shareholders in payment of distributions declared	99,258	2,761,357	188,752	6,442,116
Shares redeemed	(438,795)	(12,893,326)	(347,147)	(11,592,509)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	36,816	$953,720	109,257	$4,405,961
	Year Ended 7/31/2023		Year Ended 7/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	6,021,803	$201,878,159	2,935,348	$114,520,154
Shares issued to shareholders in payment of distributions declared	836,543	26,592,484	1,163,096	44,573,724
Shares redeemed	(3,782,618)	(126,125,074)	(2,299,780)	(88,189,501)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,075,728	$102,345,569	1,798,664	$70,904,377
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	979,784	$32,387,281	320,616	$12,795,162
Shares issued to shareholders in payment of distributions declared	47,982	1,487,089	55,550	2,080,423
Shares redeemed	(364,328)	(11,903,599)	(157,356)	(5,758,957)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	663,438	$21,970,771	218,810	$9,116,628
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	4,601,701	$151,485,101	2,636,277	$104,053,038
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from fair fund payment.
For the year ended July 31, 2023, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(10,766)	$10,766
Net assets were not affected by this reclassification.
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29

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$2,533,761	$40,467,734
Long-term capital gains	$41,021,096	$35,639,186

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$2,079,485
Net unrealized appreciation	$96,458,376
Undistributed long-term capital gains	$4,874,756
TOTAL	$103,412,617
At July 31, 2023, the cost of investments for federal tax purposes was $533,582,555. The net unrealized appreciation of investments for federal tax purposes was $96,458,376. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $108,120,925 and unrealized depreciation from investments for those securities having an excess of cost over value of $11,662,549. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.70% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2023, the Adviser voluntarily waived $684,526 of its fee and voluntarily reimbursed $229,899 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2023, the Adviser reimbursed $12,031.
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30

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$228,046
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2023, FSC retained $33,877 of fees paid by the Fund. For the year ended July 31, 2023, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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31

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2023, FSC retained $42,779 in sales charges from the sale of Class A Shares. FSC also retained $5,187 of CDSC relating to redemptions of Class A Shares and $3,393 relating to redemptions of Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2023, FSSC received $7,154 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSSC, FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.04%, 1.83%, 0.74% and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2023, were as follows:
Purchases	$739,833,804
Sales	$632,811,005
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2023, the Fund had no outstanding loans. During the year ended July 31, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2023, there were no outstanding loans. During the year ended July 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
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33

11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2023, the amount of long-term capital gains designated by the Fund was $41,021,096.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2023, 100% qualify for the dividend received deduction available to corporate shareholders.
For the fiscal year ended July 31, 2023, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Annual Shareholder Report
34

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT ALL CAP CORE FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series), at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
September 25, 2023
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36

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,066.80	$5.33
Class C Shares	$1,000	$1,062.80	$9.26
Institutional Shares	$1,000	$1,068.20	$3.79
Class R6 Shares	$1,000	$1,068.10	$3.74
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.64	$5.21
Class C Shares	$1,000	$1,015.82	$9.05
Institutional Shares	$1,000	$1,021.12	$3.71
Class R6 Shares	$1,000	$1,021.17	$3.66

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.04%
Class C Shares	1.81%
Institutional Shares	0.74%
Class R6 Shares	0.73%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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39

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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40

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

Annual Shareholder Report
41

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes MDT All Cap Core Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with
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management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund
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management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT All Cap Core Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report
57

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report
58

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT All Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R106
CUSIP 31421R205
CUSIP 31421R304
CUSIP 31421R718
37309 (9/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2023

Share Class | Ticker	A | QABGX	C | QCBGX	Institutional | QIBGX	R6 | QKBGX

Federated Hermes MDT Balanced Fund
Fund Established 2002

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2022 through July 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
Federated Hermes MDT Balanced Fund’s (the “Fund”) total return, based on net asset value, for the 12-month reporting period ended July 31, 2023, was 6.28% for Class A Shares, 5.45% for Class C Shares, 6.57% for Institutional Shares and 6.59% for Class R6 Shares. Over the same period, the Fund’s custom blended benchmark (“Blended Index”),1 which consists of a 60%/40% blend of the S&P 500 Index(S&P 500)2 and the Bloomberg US Aggregate Bond Index (BAB),3 returned 6.43%. The total return of the Morningstar Moderate Allocation Funds Average (MA),4 a peer group average for the Fund, was 5.57% during the period. The Fund’s and the MA’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund’s investment strategy focused on equity security selection, duration and sector positioning within the fixed income segment of the portfolio, and overall asset allocation. These were the most significant factors affecting the Fund’s performance relative to the Blended Index during the period.
The following discussion will focus on the performance of the Fund’s R6 Shares relative to the Blended Index.
MArket Overview
The reporting period began with three sharp market turns in the first six months (August 2022– January 2023), leaving the Russell 3000 Index (R3000)5 with a fiscal year-to-date return of 0.06% at the end of January. There was one more downturn in February (R3000 at -2.34% for the month), but then inflation numbers started declining, employment numbers held steady, and the R3000 turned weakly positive. In June and July there were more favorable macroeconomic reports and the market began to think that the Federal Reserve (the “Fed”) might actually be able to engineer a “soft landing”, so the R3000 strengthened. For the full fiscal year, the R3000 returned 12.65%. Growth stocks outran value stocks (the Russell 3000 Growth Index (R3000G)6 returned 16.97% while the Russell 3000 Value Index7 returned 8.03%), and large-cap stocks outran small-cap stocks8 (the mega-cap Russell Top 200 Index (RT200)9 returned 14.39% while the Russell Midcap Index10 returned 8.75% and the small-cap Russell 2000 Index11 returned 7.91%). The higher returns of the R3000G and the RT200 were largely attributable to the very high returns of the “Magnificent 7”12 technology stocks, which, by themselves, provided 5.04% of the R3000’s 12.65% return.
Annual Shareholder Report
1

International equities13 in developed markets had a solid result outperforming the domestic equity market during the reporting period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index14 returning 16.79%. Emerging market15 equity results were more challenged, with the MSCI Emerging Markets Index16 returning 8.35%.
Interest rates increased across the maturity spectrum but most significantly at the short end of the curve as the Fed continued on an aggressive rate hiking campaign to confront the spike in inflation resulting in a loss of -3.37% for the BAB during the reporting period.17 security selection
Domestic equity investments finished ahead of their benchmark, the S&P 500, during the reporting period. Investments in the Communication Services, Consumer Discretionary and Industrials sectors were the most significant positive factors, while investments in the Information Technology, Financials and Materials sectors were the most significant negative contributors to relative results.
Fixed Income
Both sector allocation and a short duration position early in the reporting period contributed to positive relative results as these investments outperformed their benchmark.
ASSET ALLOCATION
An underweight allocation to equities was a drag on relative performance as equity markets outperformed fixed income markets. Conversely, an underweight allocation to fixed income (and overweight position in cash) contributed positively to relative performance.
Annual Shareholder Report
2

The Fund’s Blended Index, which reflects 60% of the S&P 500 and 40% of the BAB, is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it is more reflective of the Fund’s balanced investment style.

Please see the footnotes to the line graph below for definitions of, and further information about, the S&P 500 Index, one of the Fund’s broad-based securities market indices. The S&P 500’s return for the 12-month reporting period was 13.02%.
3
Please see the footnotes to the line graph below for definitions of, and further information about, the BAB, one of the Fund’s broad-based securities market indices. The BAB’s return for the 12-month reporting period was -3.37%.
4
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group.
5
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
6
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
7
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
8
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
9
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the capitalization of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
10
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® index represents approximately 26% of the total market capitalization of the Russell 1000® companies.The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
Annual Shareholder Report

11
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
12
The “Magnificent 7” includes Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA and Tesla.
13
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
14
The MSCI EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America.*
15
Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
16
The MSCI Emerging Markets Index is an unmanaged index consisting of 24 emerging market countries.*
17
Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Balanced Fund (the “Fund”) from July 31, 2013 to July 31, 2023, compared to the S&P 500 Index (S&P 500),2 the Bloomberg US Aggregate Bond Index (BAB),3 60% S&P 500/40% BAB (Blended Index) and the Morningstar Moderate Allocation Funds Average (MA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Periods Ended 7/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.43%	5.74%	6.77%
Class C Shares	4.46%	6.14%	6.73%
Institutional Shares	6.57%	7.22%	7.64%
Class R6 Shares[5]	6.59%	7.22%	7.48%
S&P 500	13.02%	12.20%	12.66%
BAB	-3.37%	0.75%	1.50%
Blended Index	6.43%	7.87%	8.33%
MA	5.57%	5.73%	6.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BAB and MA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2
The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance.
3
The BAB, a broad-based securities market index of the Fund, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The BAB is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The BAB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.
Annual Shareholder Report

4
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5
Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At July 31, 2023, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	53.1%
Corporate Debt Securities	11.9%
Mortgage Backed Securities	10.1%
International Equity Securities (including International Exchange-Traded Funds)	9.4%
U.S. Treasury Securities[2]	5.5%
Asset-Backed Securities	2.8%
Project and Trade Finance Core Fund	2.2%
Collateralized Mortgage Obligations	1.0%
High Yield Bond Core Fund	1.0%
Emerging Markets Core Fund	0.9%
Commercial Mortgage-Backed Securities	0.5%
Government Agency	0.1%
Municipal Bond[3]	0.0%
Bank Loan Core Fund[3]	0.0%
Securities Lending Collateral[4]	0.2%
Cash Equivalents[5]	1.6%
Derivative Contracts[6]	(0.1)%
Other Assets and Liabilities—Net[7]	(0.2)%
TOTAL	100%
Annual Shareholder Report

At July 31, 2023, the Fund’s sector composition8 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	25.7%
Health Care	13.6%
Financials	13.5%
Consumer Discretionary	11.1%
Industrials	10.5%
Consumer Staples	6.6%
Communication Services	6.5%
Real Estate	5.7%
Energy	3.5%
Materials	2.1%
Utilities	1.2%
Total	100%

1
See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
Affiliated investment companies (other than an affiliated money market mutual fund) in which the
Fund invested less than 10% of its net assets are listed individually in the table.

2	Includes U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
3	Represents less than 0.1%.
4	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
8
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
July 31, 2023
Shares or Principal Amount			Value
		COMMON STOCKS— 54.2%
		Communication Services— 3.5%
6,351	[1]	Alphabet, Inc., Class A	$ 842,905
83,798	[1]	Altice USA, Inc.	284,075
19,336	[1]	CarGurus, Inc.	438,154
21,112	[1]	Cars.com, Inc.	481,565
223	[1]	Charter Communications, Inc.	90,357
2,819		Comcast Corp., Class A	127,588
986		Electronic Arts, Inc.	134,441
2,733	[1]	Match Group, Inc.	127,112
4,941	[1]	Meta Platforms, Inc.	1,574,203
957	[1]	Netflix, Inc.	420,094
13,884	[1]	Spotify Technology SA	2,074,408
4,875	[1]	Trade Desk, Inc./The	444,892
		TOTAL	7,039,794
		Consumer Discretionary— 6.0%
6,846	[1]	Airbnb, Inc.	1,041,893
2,290	[1]	Amazon.com, Inc.	306,127
171	[1]	AutoZone, Inc.	424,374
9,742	[1]	Bright Horizons Family Solutions, Inc.	945,266
230	[1]	Chipotle Mexican Grill, Inc.	451,324
1,520	[1]	DoorDash, Inc.	138,001
5,475		eBay, Inc.	243,692
15,111	[1]	Expedia Group, Inc.	1,851,551
22,641		Ford Motor Co.	299,088
52,227		Gap (The), Inc.	537,938
2,617		Genuine Parts Co.	407,519
15,297	[1]	Goodyear Tire & Rubber Co.	245,976
644		Murphy USA, Inc.	197,727
2,354		Nike, Inc., Class B	259,858
344	[1]	O’Reilly Automotive, Inc.	318,472
14,295		PVH Corp.	1,281,404
7,061	[1]	Royal Caribbean Cruises, Ltd.	770,426
6,316		Starbucks Corp.	641,516
651	[1]	Tesla, Inc.	174,097
1,489	[1]	Ulta Beauty, Inc.	662,307
12,680	[1]	Under Armour, Inc., Class A	102,201
904	[1]	Wayfair, Inc.	70,394
878		Wingstop, Inc.	148,013
3,356		Yum! Brands, Inc.	462,021
		TOTAL	11,981,185
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Consumer Staples— 3.6%
11,638		Albertsons Cos., Inc.	$ 252,894
3,155		Archer-Daniels-Midland Co.	268,049
271		Coca-Cola Bottling Co.	171,654
228		Costco Wholesale Corp.	127,833
20,502	[1]	Hain Celestial Group, Inc.	259,760
6,634		Hershey Foods Corp.	1,534,511
36,347		Kroger Co.	1,767,918
4,407		Lamb Weston Holdings, Inc.	456,697
10,886		PepsiCo, Inc.	2,040,690
925		Procter & Gamble Co.	144,577
743		WalMart, Inc.	118,776
		TOTAL	7,143,359
		Energy— 1.9%
1,395		Cheniere Energy, Inc.	225,795
21,158		Marathon Oil Corp.	555,821
16,604		Marathon Petroleum Corp.	2,208,664
1,849		Valero Energy Corp.	238,354
7,194	[1]	Weatherford International PLC	597,821
		TOTAL	3,826,455
		Financials— 7.3%
3,362		Ameriprise Financial, Inc.	1,171,489
22,746		Bank of New York Mellon Corp.	1,031,759
1,512		Cboe Global Markets, Inc.	211,196
776		Chubb Ltd.	158,622
2,452	[1,2]	Coinbase Global, Inc.	241,792
9,581	[1]	Green Dot Corp.	187,309
15,952		Huntington Bancshares, Inc.	195,252
9,784		Interactive Brokers Group, Inc., Class A	854,437
2,882		Jackson Financial, Inc.	95,164
2,035		JPMorgan Chase & Co.	321,449
904		Marketaxess Holdings, Inc.	243,375
1,091		Marsh & McLennan Cos., Inc.	205,566
3,301		Mastercard, Inc.	1,301,518
367		MSCI, Inc., Class A	201,145
5,615		NASDAQ, Inc.	283,501
8,990		Northern Trust Corp.	720,279
11,049	[1]	PayPal Holdings, Inc.	837,735
6,767		Progressive Corp., OH	852,507
6,244		Prudential Financial, Inc.	602,484
3,660		State Street Corp.	265,130
7,648		The Travelers Cos., Inc.	1,320,121
12,645		Virtu Financial, Inc.	234,691
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Financials— continued
11,425		Visa, Inc., Class A	$ 2,716,065
31,056		Western Union Co.	378,262
		TOTAL	14,630,848
		Health Care— 7.3%
3,796		AbbVie, Inc.	567,806
7,913	[1]	AnaptysBio, Inc.	155,965
3,666		Baxter International, Inc.	165,813
1,145	[1]	Biogen, Inc.	309,368
4,372		Bristol-Myers Squibb Co.	271,895
15,959	[1]	Centene Corp.	1,086,648
15,524	[1]	Community Health Systems, Inc.	68,150
4,235		CVS Health Corp.	316,312
2,423		Dentsply Sirona, Inc.	100,603
51,357	[1]	Elanco Animal Health, Inc.	619,879
719		Elevance Health, Inc.	339,102
3,353		Eli Lilly & Co.	1,524,106
4,291	[1]	GE HealthCare Technologies, Inc.	334,698
16,311		Gilead Sciences, Inc.	1,241,920
2,999		Humana, Inc.	1,370,033
3,044	[1]	Incyte Genomics, Inc.	193,964
11,608		Johnson & Johnson	1,944,688
918		McKesson Corp.	369,403
8,738		Merck & Co., Inc.	931,908
407	[1]	Molina Healthcare, Inc.	123,927
6,587	[1]	Myriad Genetics, Inc.	147,220
6,280	[1]	Nevro Corp.	156,937
8,669	[1]	Omnicell, Inc.	547,447
1,966		Pfizer, Inc.	70,894
28,291	[1]	Teladoc Health, Inc.	842,223
724		Teleflex, Inc.	181,847
596		The Cigna Group	175,880
412		UnitedHealth Group, Inc.	208,625
807	[1]	Vertex Pharmaceuticals, Inc.	284,338
		TOTAL	14,651,599
		Industrials— 5.7%
6,053		3M Co.	674,910
1,710		AGCO Corp.	227,601
1,571		Allegion PLC	183,587
3,700		Allison Transmission Holdings, Inc.	217,153
5,504		Booz Allen Hamilton Holding Corp.	666,424
2,242		Caterpillar, Inc.	594,511
602		Honeywell International, Inc.	116,866
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Industrials— continued
2,095		Lennox International, Inc.	$ 769,787
343		Lockheed Martin Corp.	153,105
1,342		Manpower, Inc.	105,857
1,946		Otis Worldwide Corp.	177,008
9,954		Paychex, Inc.	1,248,928
5,915		Pentair PLC	411,093
17,484		Pitney Bowes, Inc.	68,887
1,351		Robert Half, Inc.	100,177
592	[2]	Rockwell Automation, Inc.	199,084
984		Ryder System, Inc.	100,516
6,476	[1]	SPX Technologies, Inc.	547,934
2,020		Trane Technologies PLC	402,869
1,458	[1]	TriNet Group, Inc.	153,425
12,099	[1]	Uber Technologies, Inc.	598,417
13,664	[1]	United Airlines Holdings, Inc.	742,092
259	[1]	United Rentals, Inc.	120,352
3,832		Verisk Analytics, Inc.	877,298
1,861		Waste Management, Inc.	304,813
1,443	[1]	Willscot Corp.	69,192
7,809	[1]	XPO, Inc.	540,695
8,430		Xylem, Inc.	950,482
		TOTAL	11,323,063
		Information Technology— 13.9%
470		Accenture PLC	148,685
3,300	[1]	Adobe, Inc.	1,802,361
28,087		Apple, Inc.	5,517,691
2,884	[1]	Arista Networks, Inc.	447,280
2,290	[1]	Box, Inc.	71,563
2,160		Broadcom, Inc.	1,941,084
3,897	[1]	Cadence Design Systems, Inc.	911,937
3,677	[1]	Cerence, Inc.	102,257
4,701	[1]	Cirrus Logic, Inc.	379,841
17,337		Cisco Systems, Inc.	902,217
2,931	[1]	Commvault Systems, Inc.	228,413
4,264	[1]	Confluent, Inc.	147,279
14,810		Dell Technologies, Inc.	783,745
14,042	[1]	DXC Technology Co.	388,261
945	[1]	F5, Inc.	149,537
20,000	[1]	Fortinet, Inc.	1,554,400
14,151		Hewlett Packard Enterprise Co.	245,944
866	[1]	HubSpot, Inc.	502,756
11,167		Microsoft Corp.	3,751,219
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Information Technology— continued
3,820	[1]	Nutanix, Inc.	$ 115,364
3,059		NVIDIA Corp.	1,429,440
5,551	[1]	Palo Alto Networks, Inc.	1,387,528
18,478		Pegasystems, Inc.	974,714
18,409	[1]	Pure Storage, Inc.	680,949
3,548	[1]	Salesforce, Inc.	798,335
3,694	[1]	Semtech Corp.	107,865
432	[1]	ServiceNow, Inc.	251,856
4,307		Skyworks Solutions, Inc.	492,592
523	[1]	Synopsys, Inc.	236,291
7,238		Vishay Intertechnology, Inc.	203,750
9,197		Xerox Holdings Corp.	146,968
12,555	[1]	Zoom Video Communications, Inc.	920,909
		TOTAL	27,723,031
		Materials— 1.2%
2,792	[1]	Berry Global Group, Inc.	183,071
352		Linde PLC	137,516
29,644		Newmont Corp.	1,272,320
1,951		Nucor Corp.	335,748
2,236		Steel Dynamics, Inc.	238,313
5,688		United States Steel Corp.	145,044
		TOTAL	2,312,012
		Real Estate— 3.1%
2,500		Alexandria Real Estate Equities, Inc.	314,200
11,100		American Homes 4 Rent	416,028
1,300		Avalonbay Communities, Inc.	245,245
6,500		Brixmor Property Group, Inc.	147,810
2,700		Digital Realty Trust, Inc.	336,474
2,750		EastGroup Properties, Inc.	487,245
7,700		EPR PPTYS	343,728
700		Equinix, Inc.	566,944
1,600		Equity Residential Properties Trust	105,504
11,400		Invitation Homes, Inc.	404,700
9,000		Kite Realty Group Trust	205,920
3,400		NNN REIT, Inc.	145,112
3,800		ProLogis, Inc.	474,050
1,250		Public Storage	352,188
3,500		Rexford Industrial Realty, Inc.	192,815
3,900		Ryman Hospitality Properties, Inc.	371,631
2,500		UDR, Inc.	102,200
12,900		VICI Properties, Inc.	406,092
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS— continued
		Real Estate— continued
6,000		Welltower, Inc.	$ 492,900
		TOTAL	6,110,786
		Utilities— 0.7%
3,971		Consolidated Edison Co.	376,689
10,793		Exelon Corp.	451,795
5,659		WEC Energy Group, Inc.	508,518
		TOTAL	1,337,002
		TOTAL COMMON STOCKS (IDENTIFIED COST $90,682,208)	108,079,134
		CORPORATE BONDS— 11.9%
		Basic Industry - Chemicals— 0.0%
$ 10,000		DuPont de Nemours, Inc., Sr. Unsecd. Note, 5.319%, 11/15/2038	9,929
		Basic Industry - Metals & Mining— 0.1%
200,000		Anglo American Capital PLC, Sr. Unsecd. Note, 144A, 5.500%, 5/2/2033	196,464
15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 4/15/2040	14,872
20,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	22,315
		TOTAL	233,651
		Capital Goods - Aerospace & Defense— 0.7%
200,000		BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.000%, 9/15/2050	135,979
275,000		Boeing Co., Sr. Unsecd. Note, 4.875%, 5/1/2025	271,647
110,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series WI, 3.844%, 5/1/2025	106,432
300,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 2.300%, 2/15/2031	240,302
170,000		Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	163,526
400,000		Lockheed Martin Corp., Sr. Unsecd. Note, 4.750%, 2/15/2034	397,764
15,000		Spirit AeroSystems, Inc., Sr. Unsecd. Note, 4.600%, 6/15/2028	12,777
40,000	[3]	Textron Financial Corp., Jr. Sub. Note, 144A, 7.055% (3-month USLIBOR +1.735%), 2/15/2042	30,079
50,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	48,260
50,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	49,495
		TOTAL	1,456,261
		Capital Goods - Building Materials— 0.1%
200,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	193,381
		Capital Goods - Construction Machinery— 0.2%
205,000		Ashtead Capital, Inc., Sr. Unsecd. Note, 144A, 5.550%, 5/30/2033	199,570
255,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.550%, 4/10/2028	247,656
		TOTAL	447,226
		Capital Goods - Diversified Manufacturing— 0.1%
60,000		Lennox International, Inc., Sr. Unsecd. Note, 1.700%, 8/1/2027	52,546
175,000		Roper Technologies, Inc., Sr. Unsecd. Note, 2.000%, 6/30/2030	143,905
		TOTAL	196,451
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Communications - Cable & Satellite— 0.2%
$ 300,000	Charter Communications Operating, LLC / Charter Communications Operating Capital Corp., Sec. Fac. Bond, 2.250%, 1/15/2029	$ 248,952
145,000	Comcast Corp., Sr. Unsecd. Note, 2.800%, 1/15/2051	94,801
15,000	Comcast Corp., Sr. Unsecd. Note, 3.900%, 3/1/2038	12,976
10,000	Comcast Corp., Sr. Unsecd. Note, 4.400%, 8/15/2035	9,405
	TOTAL	366,134
	Communications - Media & Entertainment— 0.0%
30,000	Grupo Televisa S.A., Sr. Unsecd. Note, 6.125%, 1/31/2046	30,003
	Communications - Telecom Wireless— 0.6%
150,000	Crown Castle, Inc., Sr. Unsecd. Note, 3.700%, 6/15/2026	142,928
350,000	Crown Castle, Inc., Sr. Unsecd. Note, 5.100%, 5/1/2033	341,306
300,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.050%, 7/15/2033	293,708
400,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.650%, 1/15/2053	402,240
	TOTAL	1,180,182
	Communications - Telecom Wirelines— 0.2%
12,000	AT&T, Inc., Sr. Unsecd. Note, 3.500%, 9/15/2053	8,145
300,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 6/1/2051	212,246
11,000	AT&T, Inc., Sr. Unsecd. Note, 3.650%, 9/15/2059	7,367
5,000	AT&T, Inc., Sr. Unsecd. Note, 4.500%, 5/15/2035	4,514
150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.520%, 3/1/2049	136,294
90,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.150%, 3/22/2030	79,397
	TOTAL	447,963
	Consumer Cyclical - Automotive— 0.2%
175,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.100%, 1/12/2032	143,152
10,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.950%, 4/13/2024	9,861
175,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 5.850%, 4/6/2030	174,900
10,000	Mercedes-Benz Finance NA, LLC Co. Guarantee, 8.500%, 1/18/2031	12,378
	TOTAL	340,291
	Consumer Cyclical - Retailers— 0.4%
170,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	160,110
250,000	AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	240,613
135,000	Tractor Supply Co., Sr. Unsecd. Note, 5.250%, 5/15/2033	133,530
250,000	WalMart, Inc., Sr. Unsecd. Note, 4.500%, 4/15/2053	241,327
	TOTAL	775,580
	Consumer Cyclical - Services— 0.1%
125,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.800%, 12/5/2024	122,963
15,000	Expedia Group, Inc., Sr. Unsecd. Note, Series WI, 3.250%, 2/15/2030	13,207
10,000	University of Southern California, Sr. Unsecd. Note, 5.250%, 10/1/2111	9,815
70,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	67,142
15,000	Visa, Inc., Sr. Unsecd. Note, 4.150%, 12/14/2035	14,267
	TOTAL	227,394
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Food/Beverage— 0.5%
$ 30,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	$ 29,113
300,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.900%, 5/1/2033	293,347
300,000	Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	282,748
80,000	General Mills, Inc., Sr. Unsecd. Note, 3.000%, 2/1/2051	55,982
270,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	257,258
15,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 5.200%, 7/15/2045	14,201
50,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 4.125%, 11/15/2025	48,874
	TOTAL	981,523
	Consumer Non-Cyclical - Health Care— 0.3%
135,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	117,762
15,000	CVS Health Corp., Sr. Unsecd. Note, 4.100%, 3/25/2025	14,711
105,000	GE Healthcare Holding LLC, Sr. Unsecd. Note, 6.377%, 11/22/2052	116,352
300,000	HCA, Inc., Sr. Unsecd. Note, 5.500%, 6/1/2033	298,819
	TOTAL	547,644
	Consumer Non-Cyclical - Pharmaceuticals— 0.2%
500,000	AbbVie, Inc., Sr. Unsecd. Note, 4.250%, 11/21/2049	429,335
15,000	Amgen, Inc., Sr. Unsecd. Note, 4.400%, 5/1/2045	12,883
10,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.125%, 6/15/2039	8,993
15,000	Johnson & Johnson, Sr. Unsecd. Note, 3.550%, 3/1/2036	13,447
	TOTAL	464,658
	Consumer Non-Cyclical - Tobacco— 0.2%
450,000	Philip Morris International, Inc., Sr. Unsecd. Note, 5.750%, 11/17/2032	460,424
	Energy - Independent— 0.2%
250,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.900%, 2/1/2025	242,535
125,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	106,852
20,000	EQT Corp., Sr. Unsecd. Note, 3.900%, 10/1/2027	18,767
	TOTAL	368,154
	Energy - Integrated— 0.5%
135,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	128,690
300,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.937%, 9/21/2028	287,482
170,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 4.893%, 9/11/2033	168,072
5,000	ConocoPhillips Co., Sr. Unsecd. Note, 4.025%, 3/15/2062	4,037
270,000	Exxon Mobil Corp., Sr. Unsecd. Note, 2.992%, 3/19/2025	260,698
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	221,024
	TOTAL	1,070,003
	Energy - Midstream— 0.4%
125,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 3.600%, 9/1/2032	106,706
115,000	Energy Transfer LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	112,061
75,000	Energy Transfer LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	74,455
20,000	Energy Transfer LP, Sr. Unsecd. Note, 5.500%, 6/1/2027	20,000
10,000	Energy Transfer LP, Sr. Unsecd. Note, 6.125%, 12/15/2045	9,580
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Energy - Midstream— continued
$ 170,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	$ 164,171
20,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, Series MTN, 6.950%, 1/15/2038	21,811
40,000		MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	38,468
5,000		MPLX LP, Sr. Unsecd. Note, 4.500%, 4/15/2038	4,316
190,000		ONEOK, Inc., Sr. Unsecd. Note, 6.100%, 11/15/2032	194,183
70,000		Targa Resources, Inc., Sr. Unsecd. Note, 4.200%, 2/1/2033	62,571
10,000		Western Gas Partners LP, Sr. Unsecd. Note, 4.750%, 8/15/2028	9,584
		TOTAL	817,906
		Energy - Oil Field Services— 0.1%
125,000		Ovintiv, Inc., Sr. Unsecd. Note, 7.100%, 7/15/2053	133,441
		Energy - Refining— 0.0%
15,000		HF Sinclair Corp., Sr. Unsecd. Note, 5.875%, 4/1/2026	15,069
15,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 4.500%, 4/1/2048	11,886
10,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 6.500%, 3/1/2041	10,369
15,000		Valero Energy Corp., Sr. Unsecd. Note, 4.350%, 6/1/2028	14,473
		TOTAL	51,797
		Financial Institution - Banking— 2.3%
350,000		Bank of America Corp., Sr. Unsecd. Note, 5.288%, 4/25/2034	347,466
300,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.500%, 4/19/2026	288,146
200,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	193,791
15,000		Bank of America Corp., Sub. Note, Series MTN, 4.200%, 8/26/2024	14,766
15,000		Bank of America Corp., Sub., Series MTN, 4.450%, 3/3/2026	14,609
20,000		Bank of New York Mellon, N.A., Sr. Unsecd. Note, 3.400%, 5/15/2024	19,633
165,000		Citigroup, Inc., Sr. Unsecd. Note, 3.057%, 1/25/2033	137,857
250,000		Citigroup, Inc., Sr. Unsecd. Note, 3.300%, 4/27/2025	241,471
170,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	161,792
300,000		Citigroup, Inc., Sr. Unsecd. Note, 3.785%, 3/17/2033	265,261
370,000		Citigroup, Inc., Sr. Unsecd. Note, 5.610%, 9/29/2026	369,373
15,000		Citigroup, Inc., Sub. Note, 4.450%, 9/29/2027	14,437
30,000		Comerica, Inc., 3.800%, 7/22/2026	27,848
75,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	74,175
250,000		FNB Corp. (PA), Sr. Unsecd. Note, 5.150%, 8/25/2025	244,026
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	161,126
10,000	[4]	JPMorgan Chase & Co., Jr. Sub. Deb., Series X, 6.100%, 10/1/2024	9,952
25,000	[4]	JPMorgan Chase & Co., Jr. Sub. Note, Series FF, 5.000%, 8/1/2024	24,459
15,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.882%, 7/24/2038	12,966
400,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 5.350%, 6/1/2034	403,030
100,000		Morgan Stanley, Sr. Unsecd. Note, 2.943%, 1/21/2033	83,270
180,000		Morgan Stanley, Sr. Unsecd. Note, 5.250%, 4/21/2034	177,755
15,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.000%, 7/23/2025	14,618
240,000		PNC Financial Services Group, Inc., Sr. Unsecd. Note, 5.582%, 6/12/2029	240,590
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Financial Institution - Banking— continued
$ 300,000	State Street Corp., Sr. Unsecd. Note, 5.159%, 5/18/2034	$ 294,676
10,000	State Street Corp., Sub. Deb., 3.031%, 11/1/2034	8,660
300,000	Truist Financial Corp., Sr. Unsecd. Note, Series MTN, 5.867%, 6/8/2034	302,809
300,000	US Bancorp, Sr. Unsecd. Note, 5.836%, 6/12/2034	304,321
250,000	US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	192,610
10,000	Wells Fargo & Co., Series MTN, 4.100%, 6/3/2026	9,606
10,000	Westpac Banking Corp., Sub., Series GMTN, 4.322%, 11/23/2031	9,335
	TOTAL	4,664,434
	Financial Institution - Broker/Asset Mgr/Exchange— 0.1%
80,000	Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	77,227
70,000	Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	66,060
	TOTAL	143,287
	Financial Institution - Finance Companies— 0.2%
150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 4.875%, 1/16/2024	149,122
220,000	Air Lease Corp., Sr. Unsecd. Note, 5.850%, 12/15/2027	221,993
	TOTAL	371,115
	Financial Institution - Insurance - Health— 0.2%
300,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 4.750%, 5/15/2052	282,818
	Financial Institution - Insurance - Life— 0.3%
400,000	AIA Group Ltd., Sub., 144A, 3.200%, 9/16/2040	297,675
15,000	MetLife, Inc., Jr. Sub. Note, 6.400%, 12/15/2036	15,017
10,000	MetLife, Inc., Jr. Sub. Note, 10.750%, 8/1/2039	12,944
250,000	MetLife, Inc., Sr. Unsecd. Note, 3.600%, 4/10/2024	245,955
15,000	Penn Mutual Life Insurance Co., Sr. Note, 144A, 7.625%, 6/15/2040	16,057
50,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.200%, 11/15/2040	53,528
	TOTAL	641,176
	Financial Institution - Insurance - P&C— 0.2%
300,000	American International Group, Sr. Unsecd. Note, 5.125%, 3/27/2033	295,167
10,000	Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 4.200%, 8/15/2048	9,009
55,000	Nationwide Mutual Insurance Co., Sub., 144A, 4.350%, 4/30/2050	41,596
	TOTAL	345,772
	Financial Institution - REIT - Apartment— 0.1%
200,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.100%, 8/1/2032	151,791
70,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	64,358
	TOTAL	216,149
	Financial Institution - REIT - Healthcare— 0.1%
185,000	Welltower, Inc., Sr. Unsecd. Note, 2.700%, 2/15/2027	170,322
	Financial Institution - REIT - Office— 0.0%
70,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	65,673
	Financial Institution - REIT - Other— 0.0%
75,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	74,419
Annual Shareholder Report

Shares or Principal Amount		Value
	CORPORATE BONDS— continued
	Financial Institution - REITs— 0.0%
$ 60,000	Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	$ 52,361
	Technology— 0.7%
10,000	Apple, Inc., Sr. Unsecd. Note, 3.850%, 5/4/2043	8,892
70,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.750%, 2/15/2051	51,171
220,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 4.150%, 4/15/2032	199,043
20,000	Corning, Inc., Unsecd. Note, 4.750%, 3/15/2042	18,194
240,000	Dell International LLC / EMC Corp., Sr. Unsecd. Note, 6.020%, 6/15/2026	243,405
110,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	101,288
265,000	Intel Corp., Sr. Unsecd. Note, 3.400%, 3/25/2025	257,706
7,000	Microsoft Corp., Sr. Unsecd. Note, 2.921%, 3/17/2052	5,120
8,000	Microsoft Corp., Sr. Unsecd. Note, 3.450%, 8/8/2036	7,230
500,000	Oracle Corp., Sr. Unsecd. Note, 6.250%, 11/9/2032	528,958
	TOTAL	1,421,007
	Technology Services— 0.0%
5,000	Global Payments, Inc., Sr. Unsecd. Note, 3.200%, 8/15/2029	4,410
	Transportation - Airlines— 0.1%
30,000	Delta Air Lines, Inc., Sr. Unsecd. Note, 2.900%, 10/28/2024	28,847
110,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	109,404
	TOTAL	138,251
	Transportation - Railroads— 0.1%
225,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 3.125%, 6/1/2026	210,197
	Transportation - Services— 0.2%
15,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2042	15,024
20,000	FedEx Corp., Sr. Unsecd. Note, 3.900%, 2/1/2035	17,652
210,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 5.550%, 5/1/2028	206,920
125,000	United Parcel Service, Inc., Sr. Unsecd. Note, 3.900%, 4/1/2025	122,419
	TOTAL	362,015
	Utility - Electric— 1.6%
200,000	Alabama Power Co., Sr. Unsecd. Note, 3.000%, 3/15/2052	135,128
90,000	Ameren Corp., Sr. Unsecd. Note, 1.950%, 3/15/2027	80,757
70,000	Electricite de France SA, Note, 144A, 5.600%, 1/27/2040	66,588
300,000	Electricite de France SA, Sr. Unsecd. Note, 144A, 4.500%, 9/21/2028	286,735
140,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	112,680
170,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	161,152
200,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	190,841
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	103,760
25,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, Series MTNC, 8.000%, 3/1/2032	29,304
600,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 5.250%, 2/28/2053	574,715
300,000	Oncor Electric Delivery Co. LLC, Sec. Fac. Bond, 4.950%, 9/15/2052	287,408
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS— continued
		Utility - Electric— continued
$ 250,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	$ 236,443
175,000		Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	165,568
250,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.450%, 4/1/2053	251,851
300,000		WEC Energy Group, Inc., Sr. Unsecd. Note, 1.800%, 10/15/2030	238,251
170,000		WEC Energy Group, Inc., Sr. Unsecd. Note, 5.150%, 10/1/2027	170,043
		TOTAL	3,091,224
		Utility - Natural Gas— 0.3%
445,000		National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	439,685
230,000		ONE Gas, Inc., Sr. Unsecd. Note, 4.250%, 9/1/2032	216,484
5,000		TransCanada PipeLines Ltd., Sr. Unsecd. Note, 6.200%, 10/15/2037	5,151
		TOTAL	661,320
		Utility - Other— 0.1%
125,000		National Grid-SP PLC, Sr. Unsecd. Note, 5.602%, 6/12/2028	125,588
		TOTAL CORPORATE BONDS (IDENTIFIED COST $25,329,780)	23,841,534
		U.S. TREASURIES— 5.5%
		U.S. Treasury Bond— 1.2%
1,200,000	[5]	United States Treasury Bond, 2.000%, 8/15/2051	791,659
880,000		United States Treasury Bond, 2.250%, 2/15/2052	616,562
125,000		United States Treasury Bond, 3.000%, 8/15/2052	103,171
50,000		United States Treasury Bond, 3.250%, 5/15/2042	43,654
225,000		United States Treasury Bond, 3.375%, 8/15/2042	199,745
175,000		United States Treasury Bond, 3.625%, 2/15/2053	162,951
400,000		United States Treasury Bond, 3.625%, 5/15/2053	373,687
		TOTAL	2,291,429
		U.S. Treasury Note— 4.3%
325,000		United States Treasury Note, 1.250%, 12/31/2026	292,779
250,000		United States Treasury Note, 1.875%, 2/28/2027	229,320
1,025,000		United States Treasury Note, 2.375%, 3/31/2029	932,662
275,000		United States Treasury Note, 2.500%, 3/31/2027	257,727
725,000		United States Treasury Note, 2.750%, 4/30/2027	684,671
400,000		United States Treasury Note, 2.750%, 7/31/2027	376,995
500,000		United States Treasury Note, 2.750%, 5/31/2029	463,594
850,000		United States Treasury Note, 2.875%, 4/30/2029	793,948
550,000		United States Treasury Note, 3.125%, 8/31/2029	519,932
500,000		United States Treasury Note, 3.250%, 6/30/2029	476,189
675,000		United States Treasury Note, 3.625%, 5/31/2028	658,863
600,000		United States Treasury Note, 3.750%, 5/31/2030	588,000
550,000		United States Treasury Note, 4.000%, 6/30/2028	545,574
100,000		United States Treasury Note, 4.000%, 2/28/2030	99,367
500,000		United States Treasury Note, 4.125%, 1/31/2025	492,289
600,000		United States Treasury Note, 4.125%, 9/30/2027	595,736
Annual Shareholder Report

Shares or Principal Amount		Value
	U.S. TREASURIES— continued
	U.S. Treasury Note— continued
$ 600,000	United States Treasury Note, 4.625%, 2/28/2025	$ 595,477
	TOTAL	8,603,123
	TOTAL U.S. TREASURIES (IDENTIFIED COST $11,847,008)	10,894,552
	ASSET-BACKED SECURITIES— 2.5%
	Auto Receivables— 1.0%
273,945	Santander Bank Auto Credit-Linked Notes 2022-B, Class D, 6.793%, 8/16/2032	269,916
300,000	Santander Drive Auto Receivables Trust 2023-1, Class C, 5.090%, 5/15/2030	293,818
250,000	Santander Drive Auto Receivables Trust 2023-3, Class C, 5.770%, 11/15/2030	250,563
225,000	SFS Auto Receivables Securitization Trust 2023-1A, Class C, 5.970%, 2/20/2031	224,151
250,000	Tesla Auto Lease Trust 2023-A, Class B, 6.410%, 7/20/2027	249,431
250,000	Toyota Auto Loan Extended Note 2023-1A, Class A, 4.930%, 6/25/2036	248,754
400,000	Toyota Auto Receivables Owner Trust 2020-B, Class A4, 1.660%, 9/15/2025	393,100
90,000	World Omni Auto Receivables Trust 2021-A, Class C, 0.890%, 8/16/2027	82,360
	TOTAL	2,012,093
	Credit Card— 0.4%
345,000	First National Master Note Trust 2023-1, Class A, 5.130%, 4/15/2029	340,186
400,000	Master Credit Card Trust 2022-2A, Class C, 2.730%, 7/21/2028	351,888
	TOTAL	692,074
	Equipment Lease— 0.7%
200,000	Dell Equipment Finance Trust 2023-2, Class C, 6.060%, 1/22/2029	200,233
200,000	DLLMT LLC 2023-1A, Class A4, 5.350%, 3/20/2031	198,410
500,000	HPEFS Equipment Trust 2022-1A, Class C, 1.960%, 5/21/2029	472,422
300,000	Kubota Credit Owner Trust 2023-2A, Class A4, 5.230%, 6/15/2028	298,369
300,000	MMAF Equipment Finance LLC 2023-A, Class A4, 5.500%, 12/13/2038	303,922
	TOTAL	1,473,356
	Other— 0.3%
450,000	PFS Financing Corp. 2020-G, Class A, 0.970%, 2/15/2026	439,220
225,000	PFS Financing Corp. 2023-B, Class A, 5.270%, 5/15/2028	222,572
	TOTAL	661,792
	Student Loans— 0.1%
204,580	Navient Student Loan Trust 2021-A, Class A, 0.840%, 5/15/2069	177,586
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $5,162,670)	5,016,901
	COMMERCIAL MORTGAGE-BACKED SECURITIES— 0.5%
	Commercial Mortgage— 0.2%
200,000	BMO Mortgage Trust 2023-5C1, Class A3, 6.534%, 8/15/2056	206,359
200,000	BMO Mortgage Trust 2023-C4, Class A5, 5.116%, 2/15/2056	197,730
	TOTAL	404,089
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES— continued
		Federal Home Loan Mortgage Corporation— 0.3%
$ 20,942		Federal Home Loan Mortgage Corp. REMIC, Series K055, Class A1, 2.263%, 4/25/2025	$ 20,411
383,850		Federal Home Loan Mortgage Corp. REMIC, Series K106, Class A1, 1.783%, 10/25/2029	336,521
350,000		Federal Home Loan Mortgage Corp. REMIC, Series K737, Class A2, 2.525%, 10/25/2026	325,328
		TOTAL	682,260
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,179,603)	1,086,349
		COLLATERALIZED MORTGAGE OBLIGATIONS— 0.3%
		Commercial Mortgage— 0.2%
190,000		Bank, Class A4, 3.488%, 11/15/2050	174,377
200,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	182,670
		TOTAL	357,047
		Federal Home Loan Mortgage Corporation— 0.0%
1,681		Federal Home Loan Mortgage Corp. REMIC, Series 2497, Class JH, 6.000%, 9/15/2032	1,708
		Federal National Mortgage Association— 0.0%
251		FNMA REMIC, Series 2003-35, Class UC, 3.750%, 5/25/2033	244
		Non-Agency Mortgage— 0.1%
24	[6]	Bear Stearns Mortgage Securities, Inc. 1997-6, Class 1A, 6.725%, 3/25/2031	24
388,945		GS Mortgage-Backed Securities Trust 2023-PJ1, Class A4, 3.500%, 2/25/2053	336,710
		TOTAL	336,734
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $753,522)	695,733
		MORTGAGE-BACKED SECURITIES— 0.2%
		Federal Home Loan Mortgage Corporation— 0.0%
20,544		Federal Home Loan Mortgage Corp., Pool G07801, 4.000%, 10/1/2044	19,635
		Federal National Mortgage Association— 0.2%
5,231		Federal National Mortgage Association, Pool 357761, 5.500%, 5/1/2035	5,299
561		Federal National Mortgage Association, Pool 728709, 5.500%, 7/1/2033	565
21,080		Federal National Mortgage Association, Pool 932864, 4.000%, 12/1/2040	20,244
36,585		Federal National Mortgage Association, Pool AB7859, 3.500%, 2/1/2043	33,976
27,627		Federal National Mortgage Association, Pool AD6938, 4.500%, 6/1/2040	27,077
12,820		Federal National Mortgage Association, Pool AQ0945, 3.000%, 11/1/2042	11,560
15,543		Federal National Mortgage Association, Pool AT2127, 3.000%, 4/1/2043	14,020
9,008		Federal National Mortgage Association, Pool AT7861, 3.000%, 6/1/2028	8,617
14,944		Federal National Mortgage Association, Pool BM4388, 4.000%, 8/1/2048	14,177
8,166		Federal National Mortgage Association, Pool BM5024, 3.000%, 11/1/2048	7,250
10,727		Federal National Mortgage Association, Pool BM5246, 3.500%, 11/1/2048	9,838
12,934		Federal National Mortgage Association, Pool CA0833, 3.500%, 12/1/2047	11,866
9,825		Federal National Mortgage Association, Pool CA4427, 3.000%, 10/1/2049	8,630
Annual Shareholder Report

Shares or Principal Amount		Value
	MORTGAGE-BACKED SECURITIES— continued
	Federal National Mortgage Association— continued
$ 7,451	Federal National Mortgage Association, Pool FM0008, 3.500%, 8/1/2049	$ 6,838
21,316	Federal National Mortgage Association, Pool FM1000, 3.000%, 4/1/2047	19,000
9,721	Federal National Mortgage Association, Pool FM1221, 3.500%, 7/1/2049	8,939
15,358	Federal National Mortgage Association, Pool MA0500, 5.000%, 8/1/2040	15,392
18,167	Federal National Mortgage Association, Pool MA0666, 4.500%, 3/1/2041	17,816
21,952	Federal National Mortgage Association, Pool MA1430, 3.000%, 5/1/2043	19,783
21,176	Federal National Mortgage Association, Pool MA2803, 2.500%, 11/1/2031	19,717
	TOTAL	280,604
	Government National Mortgage Association— 0.0%
12,531	Government National Mortgage Association, Pool MA0625, 3.500%, 12/20/2042	11,744
8,009	Government National Mortgage Association, Pool MA1376, 4.000%, 10/20/2043	7,718
	TOTAL	19,462
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $348,452)	319,701
	GOVERNMENT AGENCY— 0.1%
	Federal National Mortgage Association— 0.1%
250,000	Federal National Mortgage Association Notes, 0.625%, 4/22/2025 (IDENTIFIED COST $249,820)	231,617
	MUNICIPAL BOND— 0.0%
30,000	Texas State Transportation Commission - State Highway Fund, 5.178%, 4/1/2030 (IDENTIFIED COST $32,803)	30,272
	EXCHANGE-TRADED FUNDS— 8.4%
40,700	iShares Core MSCI Emerging Markets ETF	2,125,761
196,000	iShares MSCI EAFE ETF	14,594,160
	Total Exchange-Traded Funds (IDENTIFIED COST $15,117,066)	16,719,921
	INVESTMENT COMPANIES— 16.5%
1,339	Bank Loan Core Fund	11,640
221,813	Emerging Markets Core Fund	1,790,027
404,597	Federated Hermes Government Obligations Fund, Premier Shares, 5.16%[7]	404,597
2,602,708	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.32%[7]	2,602,447
357,246	High Yield Bond Core Fund	1,929,131
2,599,067	Mortgage Core Fund	21,650,227
507,527	Project and Trade Finance Core Fund	4,440,858
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $35,150,846)	32,828,927
	TOTAL INVESTMENT IN SECURITIES—100.1% (IDENTIFIED COST $185,853,778)[8]	199,744,641
	OTHER ASSETS AND LIABILITIES - NET—(0.1)%[9]	(254,313)
	TOTAL NET ASSETS—100%	$199,490,328
Annual Shareholder Report

At July 31, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized (Depreciation)
Long Futures:
United States Treasury Notes 2-Year Long Futures	70	$14,212,188	September 2023	$(20,497)
United States Treasury Notes 10-Year Long Futures	21	$2,339,531	September 2023	$(13,530)
United States Treasury Notes 5-Year Long Futures	52	$5,554,656	September 2023	$(97,154)
United States Treasury Long Bond Long Futures	2	$248,875	September 2023	$(3,926)
Short Futures:
United States Treasury Notes 10-Year Ultra Short Futures	17	$1,988,734	September 2023	$(13,317)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(148,424)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2023, were as follows:
Affiliates	Value as of 7/31/2022	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$174,026	$12,941	$(170,000)
Emerging Markets Core Fund	$2,048,880	$2,350,630	$(2,748,850)
Federated Hermes Government Obligations Fund, Premier Shares*	$7,041,989	$266,731,476	$(273,368,868)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$21,788,196	$49,174,509	$(68,365,308)
High Yield Bond Core Fund	$1,960,618	$1,516,800	$(1,480,900)
Mortgage Core Fund	$15,133,883	$12,978,274	$(5,224,000)
Project and Trade Finance Core Fund	$3,586,221	$794,336	$—
TOTAL OF AFFILIATED TRANSACTIONS	$51,733,813	$333,558,966	$(351,357,926)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 7/31/2023	Shares Held as of 7/31/2023	Dividend Income
$10,270	$(15,597)	$11,640	1,339	$13,719
$411,327	$(271,960)	$1,790,027	221,813	$189,662
$—	$—	$404,597	404,597	$199,740
$480	$4,570	$2,602,447	2,602,708	$494,738
$178,089	$(245,476)	$1,929,131	357,246	$128,066
$(1,055,963)	$(181,967)	$21,650,227	2,599,067	$722,207
$60,301	$—	$4,440,858	507,527	$293,499
$(395,496)	$(710,430)	$32,828,927	6,694,297	$2,041,631

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Floating/variable note with current rate and current maturity or next reset date shown.
4	Perpetual Bond Security. The maturity date reflects the next call date.
5	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
6	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns’ outstanding registered debt securities.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $186,750,556.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$105,601,857	$—	$—	$105,601,857
International	—	2,477,277	—	2,477,277
Debt Securities:
Corporate Bonds	—	23,841,534	—	23,841,534
U.S. Treasuries	—	10,894,552	—	10,894,552
Asset-Backed Securities	—	5,016,901	—	5,016,901
Commercial Mortgage-Backed Securities	—	1,086,349	—	1,086,349
Collateralized Mortgage Obligations	—	695,733	—	695,733
Mortgage-Backed Securities	—	319,701	—	319,701
Government Agency	—	231,617	—	231,617
Municipal Bond	—	30,272	—	30,272
Exchange-Traded Funds	16,719,921	—	—	16,719,921
Investment Companies[1]	28,388,069	—	—	32,828,927
TOTAL SECURITIES	$150,709,847	$44,593,936	$—	$199,744,641
Other Financial Instruments:[2]
Liabilities	$(148,424)	$—	$—	$(148,424)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(148,424)	$—	$—	$(148,424)

1
As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $4,440,858 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above, but is included in the Total column.
The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.

2	Other financial instruments are futures contracts.

The following acronym(s) are used throughout this portfolio:
ETF	—Exchange-Traded Fund
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.57	$23.18	$19.59	$18.71	$19.59
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.16	0.16	0.19	0.25
Net realized and unrealized gain (loss)	0.85	(1.60)	4.30	1.46	0.57
Total From Investment Operations	1.13	(1.44)	4.46	1.65	0.82
Less Distributions:
Distributions from net investment income	(0.09)	(0.13)	(0.07)	(0.24)	(0.19)
Distributions from net realized gain	(1.10)	(2.04)	(0.80)	(0.53)	(1.51)
Total Distributions	(1.19)	(2.17)	(0.87)	(0.77)	(1.70)
Net Asset Value, End of Period	$19.51	$19.57	$23.18	$19.59	$18.71
Total Return[2]	6.28%	(7.05)%	23.31%	9.08%	5.28%
Ratios to Average Net Assets:
Net expenses[3]	1.31%	1.30%	1.31%	1.31%	1.31%
Net investment income	1.48%	0.73%	0.77%	1.04%	1.35%
Expense waiver/reimbursement[4]	0.04%	0.01%	0.04%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$115,519	$114,889	$124,559	$95,559	$84,243
Portfolio turnover[5]	104%	110%	61%	152%	92%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.16	$22.78	$19.35	$18.50	$19.31
Income From Investment Operations:
Net investment income (loss)[1]	0.14	(0.01)	0.00[2]	0.05	0.11
Net realized and unrealized gain (loss)	0.82	(1.57)	4.23	1.43	0.59
Total From Investment Operations	0.96	(1.58)	4.23	1.48	0.70
Less Distributions:
Distributions from net investment income	—	—	—	(0.10)	(0.00)[2]
Distributions from net realized gain	(1.10)	(2.04)	(0.80)	(0.53)	(1.51)
Total Distributions	(1.10)	(2.04)	(0.80)	(0.63)	(1.51)
Net Asset Value, End of Period	$19.02	$19.16	$22.78	$19.35	$18.50
Total Return[3]	5.45%	(7.76)%	22.37%	8.25%	4.54%
Ratios to Average Net Assets:
Net expenses[4]	2.10%	2.06%	2.06%	2.06%	2.06%
Net investment income (loss)	0.69%	(0.05)%	0.01%	0.29%	0.60%
Expense waiver/reimbursement[5]	0.01%	0.01%	0.05%	0.09%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,890	$13,503	$16,941	$15,043	$15,492
Portfolio turnover[6]	104%	110%	61%	152%	92%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.67	$23.28	$19.67	$18.78	$19.64
Income From Investment Operations:
Net investment income (loss)[1]	0.33	0.21	0.22	0.24	0.30
Net realized and unrealized gain (loss)	0.86	(1.60)	4.30	1.46	0.58
Total From Investment Operations	1.19	(1.39)	4.52	1.70	0.88
Less Distributions:
Distributions from net investment income	(0.14)	(0.18)	(0.11)	(0.28)	(0.23)
Distributions from net realized gain	(1.10)	(2.04)	(0.80)	(0.53)	(1.51)
Total Distributions	(1.24)	(2.22)	(0.91)	(0.81)	(1.74)
Net Asset Value, End of Period	$19.62	$19.67	$23.28	$19.67	$18.78
Total Return[2]	6.57%	(6.82)%	23.59%	9.33%	5.61%
Ratios to Average Net Assets:
Net expenses[3]	1.06%	1.06%	1.06%	1.06%	1.06%
Net investment income	1.74%	0.97%	1.02%	1.29%	1.62%
Expense waiver/reimbursement[4]	0.04%	0.01%	0.04%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,433	$65,157	$73,997	$54,440	$53,035
Portfolio turnover[5]	104%	110%	61%	152%	92%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.63	$23.24	$19.61	$18.74	$19.62
Income From Investment Operations:
Net investment income (loss)[1]	0.32	0.22	0.22	0.24	0.27
Net realized and unrealized gain (loss)	0.87	(1.61)	4.31	1.44	0.60
Total From Investment Operations	1.19	(1.39)	4.53	1.68	0.87
Less Distributions:
Distributions from net investment income	(0.16)	(0.18)	(0.10)	(0.28)	(0.24)
Distributions from net realized gain	(1.10)	(2.04)	(0.80)	(0.53)	(1.51)
Total Distributions	(1.26)	(2.22)	(0.90)	(0.81)	(1.75)
Net Asset Value, End of Period	$19.56	$19.63	$23.24	$19.61	$18.74
Total Return[2]	6.59%	(6.81)%	23.70%	9.26%	5.56%
Ratios to Average Net Assets:
Net expenses[3]	1.04%	1.01%	1.05%	1.05%	1.05%
Net investment income	1.76%	1.05%	1.03%	1.29%	1.40%
Expense waiver/reimbursement[4]	0.01%	0.01%	0.01%	0.03%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,648	$2,286	$1,836	$1,516	$3,165
Portfolio turnover[5]	104%	110%	61%	152%	92%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
July 31, 2023

Assets:
Investment in securities, at value including $406,316 of securities loaned and $32,828,927 of investments in affiliated holdings* (identified cost $185,853,778, including $35,150,846 of identified cost in affiliated holdings)	$199,744,641
Income receivable	436,291
Income receivable from affiliated holdings	143,413
Receivable for investments sold	451,381
Receivable for shares sold	208,626
Receivable for variation margin on futures contracts	7,747
Total Assets	200,992,099
Liabilities:
Payable for investments purchased	817,917
Payable for shares redeemed	53,813
Payable to bank	25,731
Payable for collateral due to broker for securities lending (Note 2)	404,597
Payable for investment adviser fee (Note 5)	4,077
Payable for administrative fee (Note 5)	424
Payable for auditing fees	36,530
Payable for share registration costs	18,633
Payable for transfer agent fees (Note 2)	31,403
Payable for distribution services fee (Note 5)	7,467
Payable for other service fees (Notes 2 and 5)	51,108
Accrued expenses (Note 5)	50,071
Total Liabilities	1,501,771
Net assets for 10,219,881 shares outstanding	$199,490,328
Net Assets Consist of:
Paid-in capital	$185,780,260
Total distributable earnings (loss)	13,710,068
Total Net Assets	$199,490,328
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($115,519,121 ÷ 5,920,275 shares outstanding), no par value, unlimited shares authorized	$19.51
Offering price per share (100/94.50 of $19.51)	$20.65
Redemption proceeds per share	$19.51
Class C Shares:
Net asset value per share ($11,890,143 ÷ 625,035 shares outstanding), no par value, unlimited shares authorized	$19.02
Offering price per share	$19.02
Redemption proceeds per share (99.00/100 of $19.02)	$18.83
Institutional Shares:
Net asset value per share ($69,433,045 ÷ 3,539,200 shares outstanding), no par value, unlimited shares authorized	$19.62
Offering price per share	$19.62
Redemption proceeds per share	$19.62
Class R6 Shares:
Net asset value per share ($2,648,019 ÷ 135,371 shares outstanding), no par value, unlimited shares authorized	$19.56
Offering price per share	$19.56
Redemption proceeds per share	$19.56

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended July 31, 2023

Investment Income:
Dividends (including $1,841,891 received from affiliated holdings* and net of foreign taxes withheld of $100)	$3,781,982
Interest	1,636,880
Net income on securities loaned (includes $199,740 earned from an affiliated holding related to cash collateral balances*) (Note 2)	10,532
TOTAL INCOME	5,429,394
Expenses:
Investment adviser fee (Note 5)	1,454,734
Administrative fee (Note 5)	157,526
Custodian fees	53,250
Transfer agent fees (Note 2)	196,953
Directors’/Trustees’ fees (Note 5)	2,454
Auditing fees	38,730
Legal fees	12,462
Portfolio accounting fees	108,072
Distribution services fee (Note 5)	91,890
Other service fees (Notes 2 and 5)	300,649
Share registration costs	67,641
Printing and postage	28,168
Miscellaneous (Note 5)	31,680
TOTAL EXPENSES	2,544,209
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(16,678)
Reimbursement of other operating expenses (Notes 2 and 5)	(55,373)
TOTAL WAIVER AND REIMBURSEMENTS	(72,051)
Net expenses	2,472,158
Net investment income	2,957,236
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts:
Net realized gain on investments (including net realized loss of $(710,430) on sales of investments in affiliated holdings*)	$663,874
Net realized loss on futures contracts	(489,711)
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(395,496) on investments in affiliated holdings*)	9,037,679
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	99
Net change in unrealized depreciation of futures contracts	(142,706)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	9,069,235
Change in net assets resulting from operations	$12,026,471

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended July 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,957,236	$1,611,997
Net realized gain (loss)	174,163	15,639,630
Net change in unrealized appreciation/depreciation	8,895,072	(32,815,373)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,026,471	(15,563,746)
Distributions to Shareholders:
Class A Shares	(6,948,203)	(11,860,120)
Class C Shares	(731,258)	(1,532,399)
Institutional Shares	(4,265,616)	(7,174,769)
Class R6 Shares	(142,729)	(217,778)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,087,806)	(20,785,066)
Share Transactions:
Proceeds from sale of shares	39,221,885	32,654,133
Net asset value of shares issued to shareholders in payment of distributions declared	11,678,828	19,978,864
Cost of shares redeemed	(47,183,872)	(37,782,492)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,716,841	14,850,505
Change in net assets	3,655,506	(21,498,307)
Net Assets:
Beginning of period	195,834,822	217,333,129
End of period	$199,490,328	$195,834,822
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
July 31, 2023
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is the possibility of long-term growth of capital and income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated MDTA LLC (the “Adviser”).
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $72,051 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$115,527	$(31,322)
Class C Shares	12,696	(460)
Institutional Shares	67,669	(23,591)
Class R6 Shares	1,061	—
TOTAL	$196,953	$(55,373)
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$270,091
Class C Shares	30,558
TOTAL	$300,649
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage currency, duration, market, sector/asset class and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the
Annual Shareholder Report

value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $12,042,570 and $2,911,166, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund
Annual Shareholder Report

will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$406,316	$404,597
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$(148,424)*

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(489,711)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(142,706)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	749,068	$13,965,347	857,601	$18,515,772
Shares issued to shareholders in payment of distributions declared	364,911	6,649,533	521,906	11,255,032
Shares redeemed	(1,064,941)	(19,945,102)	(882,053)	(18,462,673)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	49,038	$669,778	497,454	$11,308,131
Annual Shareholder Report

	Year Ended 7/31/2023		Year Ended 7/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	111,329	$2,045,388	109,522	$2,394,823
Shares issued to shareholders in payment of distributions declared	39,420	701,784	69,335	1,460,199
Shares redeemed	(230,468)	(4,232,820)	(217,756)	(4,550,083)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(79,719)	$(1,485,648)	(38,899)	$(695,061)
	Year Ended 7/31/2023		Year Ended 7/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,170,072	$21,950,726	471,410	$10,255,976
Shares issued to shareholders in payment of distributions declared	228,391	4,184,790	324,794	7,045,867
Shares redeemed	(1,171,973)	(21,958,960)	(661,677)	(13,914,894)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	226,490	$4,176,556	134,527	$3,386,949
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	67,256	$1,260,424	68,781	$1,487,562
Shares issued to shareholders in payment of distributions declared	7,809	142,721	10,056	217,766
Shares redeemed	(56,135)	(1,046,990)	(41,430)	(854,842)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	18,930	$356,155	37,407	$850,486
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	214,739	$3,716,841	630,489	$14,850,505
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from fair fund litigation payments and undistributed capital gains tax refund adjustments.
For the year ended July 31, 2023, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(7,321)	$7,321
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$1,051,454	$9,557,979
Long-term capital gains	$11,036,352	$11,227,087

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,902,687
Net unrealized appreciation	$12,994,085
Capital loss carryforwards and deferrals	$(1,186,623)
Other temporary differences	$(81)
TOTAL	$13,710,068
At July 31, 2023, the cost of investments for federal tax purposes was $186,750,556. The net unrealized appreciation of investments for federal tax purposes was $12,994,085. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $21,167,907 and unrealized depreciation from investments for those securities having an excess of cost over value of $8,173,822. The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales and mark to market of futures contracts.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of July 31, 2023, for federal income tax purposes, post-October losses of $1,186,623 were deferred to August 1, 2023.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2023, the Adviser voluntarily waived $122 of its fee and voluntarily reimbursed $55,373 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2023, the Adviser reimbursed $16,556.
Annual Shareholder Report

Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2023, the Sub-Adviser earned a fee of $203,431.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$91,890
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Annual Shareholder Report

For the year ended July 31, 2023, FSC retained $7,866 of fees paid by the Fund. For the year ended July 31, 2023, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2023, FSC retained $24,613 in sales charges from the sale of Class A Shares. FSC also retained $197 of CDSC relating to redemptions of Class A Shares and $1,125 relating to redemptions of Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2023, FSSC received $16,343 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.10%, 1.06% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2023, were as follows:
Purchases	$180,834,307
Sales	$162,557,314
Annual Shareholder Report

7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2023, the Fund had no outstanding loans. During the year ended July 31, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2023, there were no outstanding loans. During the year ended July 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
Annual Shareholder Report

11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
13. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended July 31, 2023, 44.92% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended July 31, 2023, 40.99% qualify for the dividend received deduction available to corporate shareholders.
For the year ended July 31, 2023, the amount of long-term capital gains designated by the Fund was $11,036,352.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT BALANCED FUND:Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series), at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 25, 2023
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,029.00	$6.59
Class C Shares	$1,000	$1,024.80	$10.54
Institutional Shares	$1,000	$1,030.50	$5.34
Class R6 Shares	$1,000	$1,030.60	$5.24
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.30	$6.56
Class C Shares	$1,000	$1,014.38	$10.49
Institutional Shares	$1,000	$1,019.54	$5.31
Class R6 Shares	$1,000	$1,019.64	$5.21

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.31%
Class C Shares	2.10%
Institutional Shares	1.06%
Class R6 Shares	1.04%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes MDT Balanced Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Investment Management Company (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
Annual Shareholder Report

regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
Annual Shareholder Report

Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
Annual Shareholder Report

Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
Annual Shareholder Report

While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with
Annual Shareholder Report

management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund
Annual Shareholder Report

management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Annual Shareholder Report

Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Balanced Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
Annual Shareholder Report

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Balanced Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R841
CUSIP 31421R833
CUSIP 31421R825
CUSIP 31421R692
37326 (9/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2023

Share Class | Ticker	A | QALGX	C | QCLGX	Institutional | QILGX

Federated Hermes MDT Large Cap Growth Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2022 through July 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2023, was 18.56% for Class A Shares, 17.69% for Class C Shares and 18.88% for the Institutional Shares. The total return for the Russell 1000® Growth Index (R1000G),1 the Fund’s broad-based securities market index, was 17.31% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was 14.47% during the same period. The Fund’s and MLGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R1000G during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R1000G.
MARKET OVERVIEW
The reporting period began with three sharp market turns in the first six months (August 2022– January 2023), leaving the Russell 3000 Index (R3000)3 with a fiscal year-to-date return of 0.06% at the end of January. There was one more downturn in February (R3000 at -2.34% for the month), but then inflation numbers started declining, employment numbers held steady, and the R3000 turned weakly positive. In June and July there were more favorable macroeconomic reports and the market began to think that the Federal Reserve might actually be able to engineer a “soft landing,” so the R3000 strengthened. For the full fiscal year, the R3000 returned 12.65%. Growth stocks outran value stocks (the Russell 3000 Growth Index (R3000G)4 returned 16.97% while the Russell 3000 Value Index5 returned 8.03%), and large-cap stocks outran small-cap stocks6 (the mega-cap Russell Top 200 Index (RT200)7 returned 14.39% while the Russell Midcap Index8 returned 8.75% and the small-cap Russell 2000 Index9 returned 7.91%). The higher returns of the R3000G and the RT200 were largely attributable to the very high returns of the “Magnificent 7”10 technology stocks, which, by themselves, provided 5.04% of the R3000’s 12.65% return.
The best performing sectors in the R1000G during the reporting period were Information Technology (+29.36%), Industrials (+19.71%) and Communication Services (+19.70%). The worst performing sectors during the same period included Real Estate (-15.07%), Consumer Staples (+1.69%) and Utilities (+3.84%).
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1

STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The most significant driver of outperformance during the reporting period was the overweight of and favorable stock selection among stocks with moderately depressed prices, flat or improving earnings to price and no major requirements for external financing. An overweight of and unfavorable stock selection among stocks with positive analyst conviction and a strong relative price trend detracted the most from performance. The Fund’s sector exposures continued to remain close to R1000G weights; there were no significant overweight or underweight positions at the end of the reporting period. Favorable stock selection in the Communication Services, Consumer Discretionary and Health Care sectors contributed the most to the Fund’s outperformance versus the benchmark. The largest offset to performance was unfavorable stock selection in the Financials sector.
Individual stocks enhancing the Fund’s performance during the reporting period included Tesla, Inc., Spotify Technology and Netflix, Inc. Tesla, Inc. was underweighted by the Fund and underperformed the R1000G.
Individual stocks detracting from the Fund’s performance during the reporting period included NVIDIA Corporation, Signature Bank and Altice USA, Inc. (Class A). NVIDIA was underweighted by the Fund and outperformed the R1000G.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the R1000G.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
5
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
6
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
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7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 71% of the total capitalization of the Russell 3000® Index. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
8
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 3000® Index. Based on market cap and current index membership, it includes approximately 800 companies that fall between the larger companies in the Russell Top 200® Index and the smaller companies in the Russell 2000® Index. The Russell Midcap® Index represents approximately 23% of the total market capitalization of the Russell 3000® Index. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
9
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 6% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
10
The “Magnificent 7” include Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA and Tesla.
*
The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Large Cap Growth Fund (the “Fund”) from July 31, 2013 to July 31, 2023, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	12.03%	14.24%	13.63%
Class C Shares	16.70%	14.69%	13.60%
Institutional Shares	18.88%	15.83%	14.56%
R1000G	17.31%	15.24%	15.53%
MLGFA	14.47%	11.64%	12.78%

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4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R1000G and MLGFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R1000G measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Table (unaudited)
At July 31, 2023, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	42.3%
Consumer Discretionary	14.6%
Health Care	11.6%
Communication Services	10.0%
Financials	7.0%
Industrials	6.4%
Consumer Staples	4.7%
Real Estate	0.5%
Materials	0.3%
Energy	0.2%
Cash Equivalents[2]	2.2%
Other Assets and Liabilities—Net[3]	0.2%
TOTAL	100%

1
Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry
Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
July 31, 2023
Shares			Value
		COMMON STOCKS— 97.6%
	[1]	Communication Services— 10.0%
213,494		Alphabet, Inc., Class A	$ 28,334,924
56,650		Match Group, Inc.	2,634,792
42,357		Meta Platforms, Inc.	13,494,940
9,350		Netflix, Inc.	4,104,369
62,822		Spotify Technology SA	9,386,235
23,587		Trade Desk, Inc./The	2,152,550
		TOTAL	60,107,810
		Consumer Discretionary— 14.6%
51,938	[1]	Airbnb, Inc.	7,904,444
156,610	[1]	Amazon.com, Inc.	20,935,625
31,525	[1]	Bright Horizons Family Solutions, Inc.	3,058,871
2,267	[1]	Chipotle Mexican Grill, Inc.	4,448,489
42,338	[1]	DoorDash, Inc.	3,843,867
45,415		eBay, Inc.	2,021,422
65,748	[1]	Expedia Group, Inc.	8,056,102
16,326		Genuine Parts Co.	2,542,285
4,724	[1]	Lululemon Athletica, Inc.	1,788,176
29,290		Nike, Inc., Class B	3,233,323
3,705	[1]	O’Reilly Automotive, Inc.	3,430,052
16,632	[1]	Royal Caribbean Cruises, Ltd.	1,814,717
27,454		Starbucks Corp.	2,788,503
44,060	[1]	Tesla, Inc.	11,782,966
11,352		Tractor Supply Co.	2,542,734
11,368	[1]	Ulta Beauty, Inc.	5,056,486
3,779		Wingstop, Inc.	637,064
12,631		Yum! Brands, Inc.	1,738,910
		TOTAL	87,624,036
		Consumer Staples— 4.7%
6,666		Costco Wholesale Corp.	3,737,426
15,724		Hershey Foods Corp.	3,637,118
59,556		Lamb Weston Holdings, Inc.	6,171,788
65,082		PepsiCo, Inc.	12,200,272
14,716		Procter & Gamble Co.	2,300,111
		TOTAL	28,046,715
		Energy— 0.2%
5,450		Cheniere Energy, Inc.	882,137
15,285		Ovintiv, Inc.	704,486
		TOTAL	1,586,623
		Financials— 7.0%
14,773		Ameriprise Financial, Inc.	5,147,652
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Shares			Value
		COMMON STOCKS— continued
		Financials— continued
4,359		Gallagher (Arthur J.) & Co.	$ 936,313
4,068		Marketaxess Holdings, Inc.	1,095,187
5,307		Marsh & McLennan Cos., Inc.	999,945
22,158		Mastercard, Inc.	8,736,456
2,821		MSCI, Inc., Class A	1,546,134
56,010	[1]	PayPal Holdings, Inc.	4,246,678
26,057		Progressive Corp., OH	3,282,661
88,060	[1]	StoneCo Ltd.	1,275,989
62,337		Visa, Inc., Class A	14,819,375
		TOTAL	42,086,390
		Health Care— 11.6%
57,955		AbbVie, Inc.	8,668,909
72,902		Baxter International, Inc.	3,297,357
10,044	[1]	Edwards Lifesciences Corp.	824,311
5,914		Elevance Health, Inc.	2,789,220
31,090		Eli Lilly & Co.	14,131,960
30,634	[1]	GE HealthCare Technologies, Inc.	2,389,452
12,457		Humana, Inc.	5,690,731
54,281	[1]	Incyte Genomics, Inc.	3,458,785
10,097		McKesson Corp.	4,063,033
52,025		Merck & Co., Inc.	5,548,466
4,481	[1]	Molina Healthcare, Inc.	1,364,420
250,961	[1]	Teladoc Health, Inc.	7,471,109
5,799		The Cigna Group	1,711,285
5,466		UnitedHealth Group, Inc.	2,767,818
10,972	[1]	Vertex Pharmaceuticals, Inc.	3,865,875
7,981		Zoetis, Inc.	1,501,146
		TOTAL	69,543,877
		Industrials— 6.4%
64,022		Allison Transmission Holdings, Inc.	3,757,451
13,748		Booz Allen Hamilton Holding Corp.	1,664,608
8,141		Caterpillar, Inc.	2,158,749
21,818	[1]	Ceridian HCM Holding, Inc.	1,544,933
2,262		Lockheed Martin Corp.	1,009,689
38,346		Paychex, Inc.	4,811,273
2,979		Rockwell Automation, Inc.	1,001,808
23,500		Trane Technologies PLC	4,686,840
29,040	[1]	Trex Co., Inc.	2,007,826
71,475	[1]	Uber Technologies, Inc.	3,535,153
16,907		Verisk Analytics, Inc.	3,870,688
14,511	[1]	Willscot Corp.	695,802
50,771	[1]	XPO, Inc.	3,515,384
36,051		Xylem, Inc.	4,064,750
		TOTAL	38,324,954
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Shares			Value
		COMMON STOCKS— continued
		Information Technology— 42.3%
6,814		Accenture PLC	$ 2,155,609
19,331	[1]	Adobe, Inc.	10,558,012
2,735	[1]	Ansys, Inc.	935,644
341,983		Apple, Inc.	67,182,560
18,866	[1]	Arista Networks, Inc.	2,925,928
16,985		Broadcom, Inc.	15,263,570
27,917	[1]	Cadence Design Systems, Inc.	6,532,857
27,159	[1]	Confluent, Inc.	938,072
64,757		Dell Technologies, Inc.	3,426,940
117,262	[1]	Fortinet, Inc.	9,113,603
7,395	[1]	HubSpot, Inc.	4,293,167
28,885		Jabil, Inc.	3,196,703
40,442		Microchip Technology, Inc.	3,799,121
170,919		Microsoft Corp.	57,415,110
7,615		NetApp, Inc.	594,046
69,709	[1]	Nutanix, Inc.	2,105,212
56,353		NVIDIA Corp.	26,333,193
37,633	[1]	Palo Alto Networks, Inc.	9,406,745
89,937		Pegasystems, Inc.	4,744,177
74,971	[1]	Pure Storage, Inc.	2,773,177
17,551	[1]	Salesforce, Inc.	3,949,151
9,454	[1]	ServiceNow, Inc.	5,511,682
7,657	[1]	Synopsys, Inc.	3,459,433
11,839	[1]	Workday, Inc.	2,807,382
70,293	[1]	Zoom Video Communications, Inc.	5,155,992
		TOTAL	254,577,086
		Materials— 0.3%
14,951		Steel Dynamics, Inc.	1,593,478
		Real Estate— 0.5%
9,594		Crown Castle, Inc.	1,038,934
600		Equinix, Inc.	485,952
5,280		Public Storage	1,487,640
		TOTAL	3,012,526
		TOTAL COMMON STOCKS (IDENTIFIED COST $453,920,008)	586,503,495
		INVESTMENT COMPANY— 2.2%
13,299,247		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.32%[2] (IDENTIFIED COST $13,296,768)	$13,297,917
		TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $467,216,776)[3]	599,801,412
		OTHER ASSETS AND LIABILITIES - NET—0.2%[4]	1,395,570
		TOTAL NET ASSETS—100%	$601,196,982
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9

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2023, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 7/31/2022	$—	$1,375,258	$1,375,258
Purchases at Cost	$7,434,779	$208,578,580	$216,013,359
Proceeds from Sales	$(7,434,779)	$(196,658,151)	$(204,092,930)
Change in Unrealized Appreciation/ Depreciation	$—	$1,149	$1,149
Net Realized Gain/(Loss)	$—	$1,081	$1,081
Value as of 7/31/2023	$—	$13,297,917	$13,297,917
Shares Held as of 7/31/2023	—	13,299,247	13,299,247
Dividend Income	$13,654	$410,022	$423,676

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $472,853,901.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
At July 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
See Notes which are an integral part of the Financial Statements
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10

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.32	$31.22	$25.03	$20.81	$20.66
Income From Investment Operations:
Net investment income (loss)[1]	0.01	(0.08)	(0.07)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	3.59	(1.89)	8.36	5.37	2.01
Total From Investment Operations	3.60	(1.97)	8.29	5.33	1.96
Less Distributions:
Distributions from net realized gain	(2.75)	(5.93)	(2.10)	(1.11)	(1.81)
Net Asset Value, End of Period	$24.17	$23.32	$31.22	$25.03	$20.81
Total Return[2]	18.56%	(8.93)%	35.00%	26.91%	11.28%
Ratios to Average Net Assets:
Net expenses[3]	0.99%	0.99%	0.99%	1.11%	1.48%
Net investment income (loss)	0.03%	(0.30)%	(0.27)%	(0.19)%	(0.27)%
Expense waiver/reimbursement[4]	0.29%	0.33%	0.38%	0.30%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$146,478	$106,863	$123,486	$93,740	$67,513
Portfolio turnover[6]	116%	147%	39%	220%	97%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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11

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$18.56	$26.16	$21.43	$18.10	$18.35
Income From Investment Operations:
Net investment income (loss)[1]	(0.12)	(0.23)	(0.23)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	2.69	(1.44)	7.06	4.61	1.74
Total From Investment Operations	2.57	(1.67)	6.83	4.44	1.56
Less Distributions:
Distributions from net realized gain	(2.75)	(5.93)	(2.10)	(1.11)	(1.81)
Net Asset Value, End of Period	$18.38	$18.56	$26.16	$21.43	$18.10
Total Return[2]	17.69%	(9.60)%	34.01%	25.99%	10.46%
Ratios to Average Net Assets:
Net expenses[3]	1.74%	1.74%	1.74%	1.88%	2.23%
Net investment income (loss)	(0.73)%	(1.05)%	(1.02)%	(0.95)%	(1.03)%
Expense waiver/reimbursement[4]	0.29%	0.33%	0.38%	0.29%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$20,413	$14,743	$17,671	$14,536	$12,445
Portfolio turnover[6]	116%	147%	39%	220%	97%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Represents less than 0.01%.
6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
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12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.13	$33.14	$26.39	$21.83	$21.52
Income From Investment Operations:
Net investment income (loss)[1]	0.06	(0.01)	0.00[2]	0.03	(0.01)
Net realized and unrealized gain (loss)	3.95	(2.07)	8.85	5.64	2.13
Total From Investment Operations	4.01	(2.08)	8.85	5.67	2.12
Less Distributions:
Distributions from net realized gain	(2.75)	(5.93)	(2.10)	(1.11)	(1.81)
Net Asset Value, End of Period	$26.39	$25.13	$33.14	$26.39	$21.83
Total Return[3]	18.88%	(8.72)%	35.33%	27.22%	11.59%
Ratios to Average Net Assets:
Net expenses[4]	0.74%	0.74%	0.74%	0.81%	1.22%
Net investment income (loss)	0.24%	(0.04)%	0.01%	0.13%	(0.04)%
Expense waiver/reimbursement[5]	0.28%	0.33%	0.37%	0.34%	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$434,306	$74,192	$53,631	$90,113	$37,076
Portfolio turnover[7]	116%	147%	39%	220%	97%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

6	Represents less than 0.01%.
7	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Assets and Liabilities
July 31, 2023

Assets:
Investment in securities, at value including $13,297,917 of investments in affiliated holdings* (identified cost $467,216,776, including $13,296,768 of identified cost in affiliated holdings)	$599,801,412
Income receivable	125,272
Income receivable from affiliated holdings	74,197
Receivable for investments sold	4,002,988
Receivable for shares sold	2,777,102
Total Assets	606,780,971
Liabilities:
Payable for investments purchased	5,176,253
Payable for shares redeemed	227,610
Payable to bank	5,726
Payable for investment adviser fee (Note 5)	8,608
Payable for administrative fee (Note 5)	1,275
Payable for distribution services fee (Note 5)	12,457
Payable for other service fees (Notes 2 and 5)	60,223
Accrued expenses (Note 5)	91,837
Total Liabilities	5,583,989
Net assets for 23,629,227 shares outstanding	$601,196,982
Net Assets Consist of:
Paid-in capital	$462,596,979
Total distributable earnings (loss)	138,600,003
Total Net Assets	$601,196,982
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14

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($146,477,684 ÷ 6,060,243 shares outstanding), no par value, unlimited shares authorized	$24.17
Offering price per share (100/94.50 of $24.17)	$25.58
Redemption proceeds per share	$24.17
Class C Shares:
Net asset value per share ($20,413,206 ÷ 1,110,687 shares outstanding), no par value, unlimited shares authorized	$18.38
Offering price per share	$18.38
Redemption proceeds per share (99.00/100 of $18.38)	$18.20
Institutional Shares:
Net asset value per share ($434,306,092 ÷ 16,458,297 shares outstanding), no par value, unlimited shares authorized	$26.39
Offering price per share	$26.39
Redemption proceeds per share	$26.39

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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15

Statement of Operations
Year Ended July 31, 2023

Investment Income:
Dividends (including $410,022 received from affiliated holdings*)	$3,225,500
Net income on securities loaned (includes $13,654 earned from affiliated holdings related to cash collateral balances) (Note 2)	452
TOTAL INCOME	3,225,952
Expenses:
Investment adviser fee (Note 5)	2,424,960
Administrative fee (Note 5)	253,808
Custodian fees	39,511
Transfer agent fees	296,986
Directors’/Trustees’ fees (Note 5)	2,675
Auditing fees	29,500
Legal fees	11,666
Portfolio accounting fees	104,267
Distribution services fee (Note 5)	122,931
Other service fees (Notes 2 and 5)	318,701
Share registration costs	98,472
Printing and postage	32,856
Miscellaneous (Note 5)	29,889
TOTAL EXPENSES	3,766,222
Waiver/reimbursement of investment adviser fee (Note 5)	(916,121)
Net expenses	2,850,101
Net investment income (loss)	375,851
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments (including net realized gain of $1,081 on sales of investments in affiliated holdings*)	10,258,501
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $1,149 on investments in affiliated holdings*)	74,612,976
Net realized and unrealized gain (loss) on investments	84,871,477
Change in net assets resulting from operations	$85,247,328

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended July 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$375,851	$(608,684)
Net realized gain (loss)	10,258,501	28,856,119
Net change in unrealized appreciation/depreciation	74,612,976	(46,674,094)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	85,247,328	(18,426,659)
Distributions to Shareholders:
Class A Shares	(12,198,895)	(23,366,731)
Class B Shares[1]	(446,127)	(1,547,488)
Class C Shares	(2,054,902)	(3,760,356)
Institutional Shares	(10,905,464)	(9,192,433)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(25,605,388)	(37,867,008)
Share Transactions:
Proceeds from sale of shares	380,258,801	68,545,728
Proceeds from shares issued in connection with the tax-free transfer of assets from Stockyard	22,220,471	—
Net asset value of shares issued to shareholders in payment of distributions declared	24,565,868	35,506,205
Cost of shares redeemed	(85,224,260)	(51,044,887)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	341,820,880	53,007,046
Change in net assets	401,462,820	(3,286,621)
Net Assets:
Beginning of period	199,734,162	203,020,783
End of period	$601,196,982	$199,734,162

1	On February 3, 2023, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Notes to Financial Statements
July 31, 2023
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
At the close of business on February 3, 2023, Class B Shares were converted into the Fund’s existing Class A Shares pursuant to a Plan of Conversion approved by the Fund’s Board of Trustees (the “Trustees”). The conversion occurred on a tax-free basis. The cash value of a shareholder’s investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
At close of business on July 14, 2023, the Fund acquired all of the net assets of Stock Yard Bank and Trust Company Science and Technology Common Trust Fund (“Stockyard”), a common trust fund, in a tax-free reorganization in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Stockyard was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Shares of the Fund Issued	Stockyard Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Acquisition	Net Assets of the Fund Immediately After Acquisition
850,382	$22,220,471	$15,718,983	$552,127,405	$574,347,876

1	Unrealized Appreciation is included in the Net Assets Received amount shown above.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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18

◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated MDTA LLC (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Trustees have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity.
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In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
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Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursement of $916,121 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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21

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$277,724
Class B Shares	4,086
Class C Shares	36,891
TOTAL	$318,701
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities
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22

on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of July 31, 2023, the Fund had no outstanding securities on loan.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,707,871	$36,312,723	523,985	$13,963,185
Shares issued to shareholders in payment of distributions declared	601,155	11,500,103	799,548	21,619,784
Conversion of Class B Shares to Class A Shares[1]	140,105	2,947,814	—	—
Shares redeemed	(971,301)	(20,608,520)	(696,318)	(18,045,455)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,477,830	$30,152,120	627,215	$17,537,514
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,791	$96,048
Shares issued to shareholders in payment of distributions declared	28,540	439,513	65,284	1,475,427
Conversion of Class B Shares to Class A Shares[1]	(174,227)	(2,947,814)	—	—
Shares redeemed	(57,207)	(1,004,793)	(171,100)	(3,842,107)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(202,894)	$(3,513,094)	(101,025)	$(2,270,632)
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23

	Year Ended 7/31/2023		Year Ended 7/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	395,504	$6,618,577	148,016	$3,144,716
Shares issued to shareholders in payment of distributions declared	140,427	2,051,638	173,682	3,755,009
Shares redeemed	(219,750)	(3,633,682)	(202,776)	(4,403,692)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	316,181	$5,036,533	118,922	$2,496,033
	Year Ended 7/31/2023		Year Ended 7/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	14,591,941	$334,379,687	1,975,979	$51,341,779
Proceeds from shares issued in connection with the tax-free transfer of assets from Stockyard	850,382	22,220,471	—	—
Shares issued to shareholders in payment of distributions declared	507,176	10,574,614	297,559	8,655,985
Shares redeemed	(2,443,461)	(57,029,451)	(939,818)	(24,753,633)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	13,506,038	$310,145,321	1,333,720	$35,244,131
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	15,097,155	$341,820,880	1,978,832	$53,007,046

1
On February 3, 2023, Class B Shares were converted to Class A Shares. Within the Statement of
Changes in Net Assets, the conversion from Class B Shares is within the Cost of shares redeemed and the conversion to Class A Shares is within Proceeds from sale of shares.

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$—	$19,066,352
Long-term capital gains	$25,605,388	$18,800,656

1	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.
As of July 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$87,763
Net unrealized appreciation	$126,947,511
Undistributed long-term capital gains	$11,564,729
TOTAL	$138,600,003
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At July 31, 2023, the cost of investments for federal tax purposes was $472,853,901. The net unrealized appreciation of investments for federal tax purposes was $126,947,511. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $128,866,688 and unrealized depreciation from investments for those securities having an excess of cost over value of $1,919,177. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2023, the Adviser voluntarily waived $906,747 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2023, the Adviser reimbursed $9,374.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$12,257
Class C Shares	110,674
TOTAL	$122,931
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2023, FSC retained $24,505 of fees paid by the Fund. For the year ended July 31, 2023, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2023, FSC retained $17,088 in sales charges from the sale of Class A Shares. FSC also retained $817 and $355 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended July 31, 2023, FSSC received $28,548 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and
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Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74% and 0.74% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2023, were as follows:
Purchases	$658,818,409
Sales	$374,980,287
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
A substantial portion of the Fund’s portfolio may be comprised of entities in the Information Technology sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%,
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plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2023, the Fund had no outstanding loans. During the year ended July 31, 2023, the Fund did not utilize the LOC.
9. Interfund Lending
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2023, there were no outstanding loans. During the year ended July 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
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12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2023, the amount of long-term capital gains designated by the Fund was $25,605,388.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MDT SERIES AND SHAREHOLDERS OF FEDERATED HERMES MDT LARGE CAP GROWTH FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series), at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 27, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,180.20	$5.35
Class C Shares	$1,000	$1,175.90	$9.39
Institutional Shares	$1,000	$1,181.80	$4.00
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.89	$4.96
Class C Shares	$1,000	$1,016.17	$8.70
Institutional Shares	$1,000	$1,021.12	$3.71

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.99%
Class C Shares	1.74%
Institutional Shares	0.74%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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35

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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37

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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38

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes MDT Large Cap Growth Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board considered that for the one-year, three-year and five-year periods ended December 31, 2022, the Fund’s performance was above the median of the Performance Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year, three-year and five-year periods.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
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While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board. In this regard, the Board considered that, while comparisons to the Fund’s Expense Peer Group are relevant in judging the reasonableness of advisory fees, the quantitative focus of the management of the Fund makes fee and expense comparisons to the Expense Group particularly difficult. The Board further considered that, although the Fund’s advisory fee was above the median of the Expense Peer Group, the funds in the Expense Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex funds relative to the Expense Peer Group.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with
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management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund
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management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Large Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Large Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R700
CUSIP 31421R809
CUSIP 31421R882
37329 (9/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2023

Share Class | Ticker	A | QASCX	C | QCSCX	Institutional | QISCX	R6 | QLSCX

Federated Hermes MDT Small Cap Core Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2022 through July 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2023, was 6.23% for Class A Shares, 5.35% for Class C Shares, 6.47% for Institutional Shares and 6.47% for Class R6 Shares. The total return for the Russell 2000® Index (R2000),1 the Fund’s broad-based securities market index, was 7.91% for the same period. The total return of the Morningstar Small Blend Funds Average (MSBFA),2 a peer group average for the Fund, was 7.81% during the same period. The Fund’s and MSBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R2000.
During the reporting period, the Fund’s investment strategy focused on stock selection. This was the most significant factor affecting the Fund’s performance relative to the R2000 during the period.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the R2000.
MARKET OVERVIEW
The reporting period began with three sharp market turns in the first six months (August 2022– January 2023), leaving the Russell 3000 Index (R3000)3 with a fiscal year-to-date return of 0.06% at the end of January. There was one more downturn in February (R3000 at -2.34% for the month), but then inflation numbers started declining, employment numbers held steady, and the R3000 turned weakly positive. In June and July there were more favorable macroeconomic reports and the market began to think that the Federal Reserve might actually be able to engineer a “soft landing,” so the R3000 strengthened. For the full fiscal year, the R3000 returned 12.65%. Growth stocks outran value stocks (the Russell 3000 Growth Index (R3000G)4 returned 16.97% while the Russell 3000 Value Index5 returned 8.03%), and large-cap stocks outran small-cap stocks6 (the mega-cap Russell Top 200 Index (RT200)7 returned 14.39% while the Russell Midcap Index8 returned 8.75% and the small-cap R2000 returned 7.91%). The higher returns of the R3000G and the RT200 were largely attributable to the very high returns of the “Magnificent 7”9 technology stocks, which, by themselves, provided 5.04% of the R3000’s 12.65% return.
The best performing sectors in the R2000 during the reporting period were Energy (+24.53%), Consumer Discretionary (+16.31%) and Industrials (+15.73%). Underperforming sectors during the same period included Communication Services (-6.55%), Utilities (-6.42%) and Real Estate (-4.91%).
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STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary reason for the underperformance of the reporting period was unfavorable stock selection among both young companies with strong technical factors and neutral to high analyst conviction, and companies with high structural earnings and low to neutral analyst conviction. There was an offset to the underperformance from favorable stock selection among stocks with depressed 1-year returns but little recent need for external financing. The Fund’s sector exposures remained close to R2000 weights; there were no significant overweight or underweight positions at the end of the reporting period. Weak stock selection in the Information Technology and Financials sectors established the underperformance of the Fund, while strong stock selection in the Industrials, Consumer Staples and Communication Services sectors provided a partial offset to the underperformance.
Individual stocks enhancing the Fund’s performance during the reporting period included Prometheus Biosciences, Inc., e.l.f. Beauty, Inc. and PROG Holdings, Inc.
Individual stocks detracting from the Fund’s performance during the reporting period included Semtech Corporation, Customers Bancorp, Inc. and Atea Pharmaceuticals, Inc.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the R2000.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group average.
3
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
5
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
6
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
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7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 71% of the capitalization of the Russell 3000® Index. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
8
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 3000 Index. Based on current index membership and market cap, it includes approximately 800 companies that fall between the larger companies in the Russell Top 200 Index and the smaller companies in the Russell 2000 Index. The Russell Midcap® Index represents approximately 23% of the total market capitalization of the Russell 3000 Index. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
9
The “Magnificent 7” includes Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA and Tesla.
*
The index is unmanaged, and it is not possible to invest directly in an index.
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3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Core Fund (the “Fund”) from July 31, 2013 to July 31, 2023, compared to the Russell 2000® Index (R2000)2 and the Morningstar Small Blend Funds Average (MSBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of July 31, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.37%	3.39%	8.63%
Class C Shares	4.35%	3.76%	8.60%
Institutional Shares	6.47%	4.83%	9.53%
Class R6 Shares[4]	6.47%	4.84%	9.46%
R2000	7.91%	5.09%	8.17%
MSBFA	7.81%	5.90%	8.13%
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000 and MSBFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R2000 measures the performance of the small-cap segment of the U.S. equity universe. The R2000 is a subset of the Russell 3000® Index representing approximately 6% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer, and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The R2000 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund’s Institutional Shares, adjusted to reflect expenses of the Class R6 Shares for each period for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by the Fund’s Institutional Shares.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2023, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Industrials	17.3%
Health Care	16.2%
Financials	14.7%
Information Technology	12.4%
Consumer Discretionary	10.9%
Energy	8.2%
Real Estate	5.4%
Consumer Staples	4.4%
Materials	3.8%
Communication Services	2.4%
Utilities	2.3%
Securities Lending Collateral[2]	2.5%
Cash Equivalents[3]	0.8%
Other Assets and Liabilities—Net[4]	(1.3)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
July 31, 2023
Shares			Value
		COMMON STOCKS— 98.0%
		Communication Services— 2.4%
214,287	[1]	AMC Networks, Inc.	$ 2,704,302
39,176	[1]	Atlanta Braves Holdings, Inc.	1,595,247
221,489	[1]	CarGurus, Inc.	5,018,941
313,960	[1]	Cinemark Holdings, Inc.	5,239,992
405,549	[1]	Eventbrite, Inc.	4,667,869
134,647		Gray Television, Inc.	1,275,107
1,104,805	[1]	iHeartMedia, Inc.	5,225,728
151,617	[2]	Lumen Technologies, Inc.	271,394
419,844	[1]	Vimeo Holdings, Inc.	1,729,757
		TOTAL	27,728,337
		Consumer Discretionary— 10.9%
409,891	[1]	2U, Inc.	1,959,279
243,417	[1]	Abercrombie & Fitch Co., Class A	9,641,747
65,080		Big Lots, Inc.	667,070
108,580		Bloomin Brands, Inc.	2,917,545
22,937		Camping World Holdings, Inc.	734,672
94,149	[1]	Chegg, Inc.	953,729
1,003,788		Clarus Corp.	8,933,713
180,173	[1,2]	ContextLogic, Inc.	1,711,644
48,566	[1]	Duolingo, Inc.	7,536,958
389,225	[1]	Goodyear Tire & Rubber Co.	6,258,738
297,956	[1]	GoPro, Inc.	1,218,640
241,739	[1,2]	Groupon, Inc.	1,909,738
133,870	[1]	Inspired Entertainment, Inc.	1,685,423
86,232		International Game Technology PLC	2,917,229
143,920	[1]	Lumber Liquidators, Inc.	565,606
31,893	[1]	MCBC Holdings, Inc.	977,520
88,475		Murphy USA, Inc.	27,164,479
9,840	[1]	ODP Corp./The	490,819
767,214	[1]	Qurate Retail, Inc.	782,558
211,645	[1,2]	Red Robin Gourmet Burgers	3,079,435
23,877		Red Rock Resorts, Inc.	1,158,035
840,886	[1]	Rush Street Interactive, Inc.	3,220,593
85,074	[1]	Sally Beauty Holdings, Inc.	1,018,336
14,721	[1]	Shake Shack, Inc.	1,143,233
18,313	[1]	Taylor Morrison Home Corp.	886,715
101,990		Texas Roadhouse, Inc.	11,376,985
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Consumer Discretionary— continued
197,048		Upbound Group, Inc.	$ 6,823,772
9,261	[1]	Visteon Corp.	1,427,027
169,446		Waterstone Financial, Inc.	2,363,772
49,843		Wingstop, Inc.	8,402,533
17,332		Winnebago Industries, Inc.	1,192,442
443,689	[1,2]	WW International, Inc.	5,168,977
		TOTAL	126,288,962
		Consumer Staples— 4.4%
128,342	[1]	Bellring Brands, Inc.	4,613,895
115,274		Cal-Maine Foods, Inc.	5,324,506
9,416		Coca-Cola Bottling Co.	5,964,188
173,201	[1]	elf Beauty, Inc.	20,216,021
64,174		Energizer Holdings, Inc.	2,291,012
149,546	[1]	Hostess Brands, Inc.	3,595,086
7,007		Ingles Markets, Inc., Class A	594,193
81,876		Primo Water Corp.	1,160,183
72,542		SpartanNash Co.	1,627,842
125,811	[1]	Sprouts Farmers Market, Inc.	4,938,082
32,728		Turning Point Brands, Inc.	780,563
		TOTAL	51,105,571
		Energy— 8.2%
102,648	[1,2]	Amplify Energy Corp.	753,436
368,548		Ardmore Shipping Corp.	5,189,156
184,466		California Resources Corp.	9,841,261
58,239	[1]	Callon Petroleum Corp.	2,187,457
16,120		Championx Corp.	573,872
35,552		Civitas Resources, Inc.	2,661,423
72,914		CONSOL Energy, Inc.	5,433,551
52,269	[1]	Dorian LPG Ltd.	1,554,480
585,532		Equitrans Midstream Corp.	6,071,967
33,591		Golar LNG Ltd.	810,215
117,582	[1]	Gulf Island Fabrication, Inc.	398,603
44,479		International Seaways, Inc.	1,907,704
12,147	[1]	Nabors Industries Ltd.	1,487,886
145,767	[1]	Oceaneering International, Inc.	3,272,469
160,820		PBF Energy, Inc.	7,629,301
52,641		RPC, Inc.	437,973
132,832		Scorpio Tankers, Inc.	6,248,417
82,705		SM Energy Co.	3,001,364
427,069	[1]	US Silica Holdings, Inc.	5,556,168
63,665	[1]	Vital Energy, Inc.	3,360,239
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Energy— continued
324,898	[1]	Weatherford International PLC	$ 26,999,024
		TOTAL	95,375,966
		Financials— 14.7%
11,680		1st Source Corp.	547,792
59,774		Amalgamated Financial Corp.	1,193,089
8,875		A-Mark Precious Metals, Inc.	362,011
44,804		Artisan Partners Asset Management, Inc.	1,858,918
11,831	[1]	AssetMark Financial Holdings, Inc.	353,747
839,866	[1]	AvidXchange Holdings, Inc.	10,422,737
11,651		BancFirst Corp.	1,163,935
305,783		Byline Bancorp, Inc.	6,711,937
221,121	[1]	Cantaloupe, Inc.	1,704,843
323,393		CNO Financial Group, Inc.	8,317,668
15,964	[1]	Coastal Financial Corp.	721,094
1,280,397		Colony Credit Real Estate, Inc.	9,423,722
18,400		Equity Bancshares, Inc.	499,744
70,182		Financial Institutions, Inc.	1,346,091
30,902		First Business Financial Services, Inc.	1,050,359
917,621		First Foundation, Inc.	6,707,810
35,013	[1]	Flywire Corp.	1,195,344
742,357	[1]	Genworth Financial, Inc., Class A	4,350,212
1,126,817	[1]	Green Dot Corp.	22,029,272
75,475		Heritage Commerce Corp.	724,560
43,522		Heritage Financial Corp.	816,473
82,788		Hometrust Bancshares, Inc.	2,012,576
115,519		Independent Bank Corp.- Michigan	2,386,623
126,044	[2]	Invesco Mortgage Capital, Inc.	1,513,788
196,540		Jackson Financial, Inc.	6,489,751
34,869		Kinsale Capital Group, Inc.	12,993,235
119,501		Ladder Capital Corp.	1,313,316
108,743	[1]	LendingTree, Inc.	2,653,329
139,774		Live Oak Bancshares, Inc.	5,293,241
9,934	[1]	Mr. Cooper Group, Inc.	575,874
89,200	[1]	NerdWallet, Inc.	999,932
117,548		OFG Bancorp.	3,936,683
167,014	[1]	Oscar Health, Inc.	1,255,945
179,628	[1]	Paysafe Ltd.	2,160,925
48,266		Peapack-Gladstone Financial Corp.	1,410,815
27,542		Preferred Bank Los Angeles, CA	1,819,975
318,828	[1]	PROG Holdings, Inc.	12,938,040
106,522		QCR Holdings, Inc.	5,457,122
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Financials— continued
231,876	[1]	Remitly Global, Inc.	$ 4,470,569
64,639		RLI Corp.	8,623,489
6,724		Selective Insurance Group, Inc.	693,850
141,670	[1]	Siriuspoint Ltd.	1,323,198
529,100	[1]	StoneCo Ltd.	7,666,659
53,720		Tiptree, Inc.	793,444
150,981		Western New England Bancorp, Inc.	1,010,063
		TOTAL	171,293,800
		Health Care— 16.2%
70,733	[1]	Acadia Pharmaceuticals, Inc.	2,068,233
199,467	[1]	Alector, Inc.	1,368,344
52,991	[1]	Alkermes, Inc.	1,551,576
108,494	[1]	Alphatec Holdings, Inc.	1,917,089
234,363	[1,2]	Alx Oncology Holdings, Inc.	1,431,958
13,636	[1]	AMN Healthcare Services, Inc.	1,461,097
147,694	[1]	Amphastar Pharmaceuticals, Inc.	8,963,549
67,201	[1,2]	Arcellx, Inc.	2,301,634
35,678	[1]	Arcus Biosciences, Inc.	709,992
415,495	[1]	Atea Pharmaceuticals, Inc.	1,425,148
125,856	[1]	Biohaven Ltd.	2,502,017
262,297	[1]	Bridgebio Pharma, Inc.	9,183,018
770,563	[1]	Cara Therapeutics, Inc.	2,565,975
26,516	[1]	Catalyst Pharmaceutical Partners, Inc.	366,716
862,915	[1]	Codexis, Inc.	3,106,494
59,821	[1]	Collegium Pharmaceutical, Inc.	1,361,526
1,047,490	[1]	Community Health Systems, Inc.	4,598,481
347,580	[1]	Cross Country Healthcare, Inc.	8,967,564
170,399	[1]	Emergent BioSolutions, Inc.	1,172,345
1,426,143	[1]	Fate Therapeutics, Inc.	5,889,971
500,507	[1,2]	Gossamer Bio, Inc.	675,684
18,495	[1]	Haemonetics Corp.	1,705,979
429,850	[1]	Hims & Hers Health, Inc.	3,855,755
32,501	[1]	Immunovant, Inc.	741,998
111,540	[1,2]	Innovage Holding Corp.	803,088
46,488	[1]	Inogen, Inc.	379,807
66,135	[1]	Intercept Group, Inc.	714,258
72,995	[1]	Lantheus Holdings, Inc.	6,313,338
16,540	[1]	Ligand Pharmaceuticals, Inc., Class B	1,107,022
67,607	[1]	Livanova PLC	3,951,629
647,010	[1]	MacroGenics, Inc.	3,086,238
1,778	[1]	Medpace Holdings, Inc.	450,136
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
362,522	[1]	MiMedx Group, Inc.	$ 2,925,553
703,443	[1,2]	Nektar Therapeutics	376,905
118,645	[1]	NeoGenomics, Inc.	2,056,118
199,166	[1]	NGM Biopharmaceuticals, Inc.	472,023
160,193	[1,2]	Novavax, Inc.	1,486,591
21,122	[1]	NuVasive, Inc.	870,438
365,171	[1]	Nuvation Bio, Inc.	675,566
126,561	[1]	Omnicell, Inc.	7,992,327
217,412	[1]	OptimizeRX Corp	3,032,897
386,559	[1]	OraSure Technologies, Inc.	1,824,558
280,858		Owens & Minor, Inc.	5,403,708
215,657	[1]	Pacira BioSciences, Inc.	7,839,132
206,090	[1]	Pediatrix Medical Group	2,829,616
76,998	[1]	Phathom Pharmaceuticals, Inc.	1,171,140
818,474	[1]	PMV Pharmaceuticals, Inc.	5,352,820
368,059	[1]	Point Biopharma Global, Inc.	3,290,447
11,817	[1]	Prestige Consumer Healthcare, Inc.	770,587
168,324	[1,2]	Privia Health Group, Inc.	4,699,606
27,873	[1]	Protagonist Therapeutics, Inc.	540,736
176,632	[1]	RxSight, Inc.	5,894,210
24,262	[1]	SAGE Therapeutics, Inc.	841,406
8,790	[1]	Shockwave Medical, Inc.	2,290,674
199,624	[1]	SI-BONE, Inc.	5,142,314
2,758,123	[1,2]	Siga Technologies, Inc.	15,831,626
48,301	[1]	Supernus Pharmaceuticals, Inc.	1,482,358
202,124	[1]	Tactile Systems Technology, Inc.	4,630,661
210,502	[1]	The Joint Corp.	2,841,777
848,046	[1]	Vanda Pharmaceuticals, Inc.	4,901,706
111,975	[1]	Vir Biotechnology, Inc.	1,576,608
274,488	[1]	Voyager Therapeutics, Inc.	2,558,228
		TOTAL	188,299,995
		Industrials— 17.3%
138,533	[1]	ACV Auctions, Inc.	2,422,942
7,906	[1]	Allegiant Travel Co.	977,972
12,662	[1]	ASGN, Inc.	966,364
63,355	[1]	Atkore, Inc.	10,052,538
17,596	[1]	Beacon Roofing Supply, Inc.	1,507,449
95,177		Boise Cascade Co.	9,849,868
491,297	[1]	BrightView Holdings, Inc.	3,787,900
8,115	[1]	CBIZ, Inc.	429,202
167,066	[1]	CECO Environmental Corp.	2,011,475
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
38,895	[1]	Cimpress PLC	$ 2,703,203
93,262	[1]	Concrete Pumping Holdings, Inc.	752,624
466,259	[1]	Conduent, Inc.	1,613,256
14,273	[2]	Eagle Bulk Shipping, Inc.	659,270
46,593		Emcor Group, Inc.	10,019,359
1,760,760	[1]	Enviri Corp.	16,603,967
58,231	[1]	Exlservice Holding, Inc.	8,207,659
24,651	[1,2]	Fluence Energy, Inc.	720,795
144,988	[1]	Forrester Research, Inc.	4,620,768
108,303	[1]	Franklin Covey Co.	5,160,638
76,629		Genco Shipping & Trading Ltd.	1,111,121
287,114	[1]	GMS, Inc.	21,157,431
962,832		GrafTech International Ltd.	5,083,753
39,446		Healthcare Services Group, Inc.	497,414
77,964		Heidrick & Struggles International, Inc.	2,126,078
37,603	[1]	Heritage-Crystal Clean, Inc.	1,732,370
83,808		Hurco Co., Inc.	1,951,888
52,535	[1]	Huron Consulting Group, Inc.	4,968,235
87,791		Hyster-Yale Materials Handling, Inc.	4,192,898
228,478	[1]	JELD-WEN Holding, Inc.	4,069,193
92,155	[1]	Legalzoom.com, Inc.	1,408,128
250,392	[1]	Manitowoc, Inc.	4,537,103
523,165	[1]	Mistras Group, Inc.	4,049,297
86,533	[1]	MRC Global, Inc.	976,958
255,850	[1]	Now, Inc.	2,914,131
333,027	[1]	Parsons Corp.	16,458,194
31,171		Resources Connection, Inc.	498,113
56,743		REV Group, Inc.	733,687
343,336	[1]	SkyWest, Inc.	15,103,351
7,275		Tennant Co.	583,746
129,182		Terex Corp.	7,573,941
163,330	[1]	Thermon Group Holdings, Inc.	4,509,541
95,360	[1]	TrueBlue, Inc.	1,425,632
21,743		Universal Truckload Services, Inc.	675,990
116,379	[1]	Upwork, Inc.	1,213,833
60,791		Veritiv Corp.	8,518,643
2,381		Watts Industries, Inc., Class A	444,128
		TOTAL	201,582,046
		Information Technology— 12.4%
484,225	[1]	8x8, Inc.	2,295,227
88,664	[1]	Alarm.com Holdings, Inc.	4,895,139
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
53,426	[1]	Altair Engineering, Inc.	$ 4,003,744
15,432	[1]	AppFolio, Inc.	2,786,865
316,194	[1]	Arlo Technologies, Inc.	3,591,964
582,320	[1]	AvePoint, Inc.	3,610,384
52,642	[1]	Box, Inc.	1,645,063
427,291	[1]	Brightcove, Inc.	1,918,537
26,512	[1]	Ceva, Inc.	720,066
18,492	[1]	Commvault Systems, Inc.	1,441,082
108,033		Comtech Telecommunications Corp.	1,097,615
64,273	[1,2]	Digitalocean Holdings, Inc.	3,182,799
101,529	[1]	Extreme Networks, Inc.	2,699,656
39,079	[1]	Freshworks, Inc.	729,214
142,458	[1]	Intapp, Inc.	5,849,325
354,983	[1]	LivePerson, Inc.	1,686,169
659,936	[1]	LiveRamp Holdings, Inc.	18,834,573
127,536	[1]	MaxLinear, Inc.	3,146,313
208,010	[1]	Model N, Inc.	6,930,893
750,808	[1]	ON24, Inc.	6,644,651
8,471	[1]	Qualys, Inc.	1,175,775
718,262	[1,2]	Rackspace Technology, Inc.	1,666,368
399,360	[1]	Ribbon Communications, Inc.	1,269,965
115,121	[1]	Rimini Street, Inc.	313,129
32,443	[1]	Rogers Corp.	5,470,214
7,744	[1]	Sanmina Corp.	475,946
124,574		Sapiens International Corp. NV	3,356,024
479,546	[1]	SolarWinds Corp.	5,054,415
289,012	[1]	Sprinklr, Inc.	4,057,728
20,472	[1]	SPS Commerce, Inc.	3,692,944
332,025	[1]	Squarespace, Inc.	11,003,308
29,828	[1]	Synaptics, Inc.	2,693,767
409,547	[1]	Telos Corp.	1,027,963
549,349	[1]	Unisys Corp.	2,988,459
328,478	[1]	Varonis Systems, Inc.	9,427,319
20,713	[1]	Vishay Precision Group, Inc.	774,873
283,974	[1]	Weave Communications, Inc.	3,407,688
163,673		Xerox Holdings Corp.	2,615,495
94,165		Xperi Holding Corp.	1,131,863
549,677	[1]	Yext, Inc.	5,342,860
		TOTAL	144,655,382
		Materials— 3.8%
91,249	[1]	ATI, Inc.	4,350,752
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS— continued
		Materials— continued
86,576		Commercial Metals Corp.	$ 4,953,879
30,627	[1]	Constellium SE	584,669
185,996	[1]	Intrepid Potash, Inc.	5,114,890
12,857		Koppers Holdings, Inc.	491,909
56,863		Kronos Worldwide, Inc.	531,669
113,379	[1]	LSB Industries, Inc.	1,266,443
100,654		Myers Industries, Inc.	1,973,825
356,204	[1]	O-I Glass, Inc.	8,178,444
115,487	[1]	Summit Materials, Inc.	4,178,320
723,691		SunCoke Energy, Inc.	6,426,376
138,814		Warrior Met Coal, Inc.	6,142,520
		TOTAL	44,193,696
		Real Estate— 5.4%
33,431		Alexander and Baldwin, Inc.	641,875
342,816	[1]	Anywhere Real Estate, Inc.	2,872,798
403,792		Apartment Investment & Management Co., Class A	3,363,587
183,908		Armada Hoffler Properties, Inc.	2,284,137
2,632,532		Brandywine Realty Trust	13,294,287
317,608		City Office REIT, Inc.	1,737,316
38,645		Gladstone Land Corp.	646,917
496,246		Macerich Co. (The)	6,327,137
656,797		Newmark Group, Inc.	4,545,035
883,067	[1,2]	Redfin Corp.	13,228,344
309,452		RMR Group, Inc./The	7,296,878
95,278		Service Properties Trust	808,910
1,004,349		Uniti Group, Inc.	5,604,268
		TOTAL	62,651,489
		Utilities— 2.3%
7,820		Chesapeake Utilities Corp.	924,637
339,281		Clearway Energy, Inc.	8,370,062
24,247		New Jersey Resources Corp.	1,083,841
5,759		ONE Gas, Inc.	455,709
109,486	[2]	Otter Tail Corp.	8,869,461
146,791		Portland General Electric Co.	6,997,527
		TOTAL	26,701,237
		TOTAL COMMON STOCKS (IDENTIFIED COST $941,185,292)	1,139,876,481
		INVESTMENT COMPANIES— 3.3%
29,537,824		Federated Hermes Government Obligations Fund, Premier Shares, 5.16%[3]	29,537,824
Annual Shareholder Report
14

Shares		Value
	INVESTMENT COMPANIES— continued
8,767,295	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.32%[3]	$ 8,766,419
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $38,303,372)	38,304,243
	TOTAL INVESTMENT IN SECURITIES—101.3% (IDENTIFIED COST $979,488,664)[4]	1,178,180,724
	OTHER ASSETS AND LIABILITIES - NET—(1.3)%[5]	(14,848,801)
	TOTAL NET ASSETS—100%	$1,163,331,923
Annual Shareholder Report
15

An affiliated company is a company in which the Fund, alone or in combination with other Federated Hermes funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2023, were as follows:
Affiliated	Value as of 7/31/2022	Purchases at Cost*	Proceeds from Sales*
Health Care:
Alector, Inc.**	$9,059,233	$1,318,365	$(7,721,877)
Amphastar Pharmaceuticals, Inc.	$2,935,115	$2,655,727	$(375,722)
Siga Technologies, Inc.	$—	$17,599,196	$—
Information Technology:
Brightcove, Inc.**	$8,244,421	$—	$(5,181,698)
Affiliated issuers no longer in the portfolio at period end	$3,522,384	$—	$(3,579,976)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$23,761,153	$21,573,288	$(16,859,273)
Annual Shareholder Report
16

Change in Unrealized Appreciation/ (Depreciation)*	Net Realized Gain/ (Loss)*	Value as of 7/31/2023	Shares Held as of 7/31/2023	Dividend Income*

$2,833,906	$(4,121,283)	$1,368,344	199,467	$—
$3,609,686	$138,743	$8,963,549	147,694	$—
$(1,767,570)	$—	$15,831,626	2,758,123	$1,241,155

$2,529,073	$(3,673,259)	$1,918,537	427,291	$—
$1,912,934	$(1,855,342)	$—	—	$—
$9,118,029	$(9,511,141)	$28,082,056	3,532,575	$1,241,155

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At July 31, 2023, the Fund no longer has ownership of at least 5% of the voting shares.
Annual Shareholder Report
17

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2023, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 7/31/2022	$41,790,036	$24,461,888	$66,251,924
Purchases at Cost	$186,263,252	$312,239,450	$498,502,702
Proceeds from Sales	$(198,515,464)	$(327,951,029)	$(526,466,493)
Change in Unrealized Appreciation/ Depreciation	$—	$(1,016)	$(1,016)
Net Realized Gain/(Loss)	$—	$17,126	$17,126
Value as of 7/31/2023	$29,537,824	$8,766,419	$38,304,243
Shares Held as of 7/31/2023	29,537,824	8,767,295	38,305,119
Dividend Income	$803,992	$847,762	$1,651,754

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $990,070,322.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2023, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.57	$26.48	$17.19	$18.87	$21.19
Income From Investment Operations:
Net investment income (loss)[1]	0.05	0.04	(0.01)	0.04	0.01
Net realized and unrealized gain (loss)	1.15	(1.95)	9.35	(1.68)	(1.70)
Total From Investment Operations	1.20	(1.91)	9.34	(1.64)	(1.69)
Less Distributions:
Distributions from net investment income	—	(0.04)	(0.05)	(0.04)	—
Distributions from net realized gain	(0.69)	(3.96)	—	—	(0.63)
Total Distributions	(0.69)	(4.00)	(0.05)	(0.04)	(0.63)
Net Asset Value, End of Period	$21.08	$20.57	$26.48	$17.19	$18.87
Total Return[2]	6.23%	(9.54)%	54.38%	(8.71)%	(7.69)%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment income (loss)	0.26%	0.15%	(0.03)%	0.24%	0.07%
Expense waiver/reimbursement[4]	0.25%	0.23%	0.29%	0.31%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$121,927	$131,704	$101,026	$78,347	$68,546
Portfolio turnover[5]	128%	124%	150%	223%	121%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.32	$23.02	$15.03	$16.58	$18.84
Income From Investment Operations:
Net investment income (loss)[1]	(0.10)	(0.13)	(0.15)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.95	(1.61)	8.14	(1.47)	(1.51)
Total From Investment Operations	0.85	(1.74)	7.99	(1.55)	(1.63)
Less Distributions:
Distributions from net realized gain	(0.69)	(3.96)	—	—	(0.63)
Net Asset Value, End of Period	$17.48	$17.32	$23.02	$15.03	$16.58
Total Return[2]	5.35%	(10.30)%	53.16%	(9.35)%	(8.35)%
Ratios to Average Net Assets:
Net expenses[3]	1.98%	1.96%	1.88%	1.88%	1.88%
Net investment income (loss)	(0.59)%	(0.65)%	(0.78)%	(0.51)%	(0.69)%
Expense waiver/reimbursement[4]	0.06%	0.08%	0.18%	0.23%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,784	$26,809	$29,567	$22,720	$28,411
Portfolio turnover[5]	128%	124%	150%	223%	121%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.54	$27.53	$17.87	$19.59	$21.94
Income From Investment Operations:
Net investment income (loss)[1]	0.10	0.10	0.05	0.09	0.06
Net realized and unrealized gain (loss)	1.20	(2.04)	9.71	(1.74)	(1.76)
Total From Investment Operations	1.30	(1.94)	9.76	(1.65)	(1.70)
Less Distributions:
Distributions from net investment income	(0.04)	(0.09)	(0.10)	(0.07)	(0.02)
Distributions from net realized gain	(0.69)	(3.96)	—	—	(0.63)
Total Distributions	(0.73)	(4.05)	(0.10)	(0.07)	(0.65)
Net Asset Value, End of Period	$22.11	$21.54	$27.53	$17.87	$19.59
Total Return[2]	6.47%	(9.31)%	54.73%	(8.45)%	(7.45)%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.88%
Net investment income	0.51%	0.40%	0.21%	0.49%	0.31%
Expense waiver/reimbursement[4]	0.15%	0.15%	0.15%	0.18%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$883,270	$995,056	$843,803	$574,041	$842,221
Portfolio turnover[5]	128%	124%	150%	223%	121%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.55	$27.54	$17.87	$19.59	$21.94
Income From Investment Operations:
Net investment income (loss)[1]	0.11	0.11	0.06	0.09	0.06
Net realized and unrealized gain (loss)	1.20	(2.05)	9.71	(1.74)	(1.76)
Total From Investment Operations	1.31	(1.94)	9.77	(1.65)	(1.70)
Less Distributions:
Distributions from net investment income	(0.05)	(0.09)	(0.10)	(0.07)	(0.02)
Distributions from net realized gain	(0.69)	(3.96)	—	—	(0.63)
Total Distributions	(0.74)	(4.05)	(0.10)	(0.07)	(0.65)
Net Asset Value, End of Period	$22.12	$21.55	$27.54	$17.87	$19.59
Total Return[2]	6.47%	(9.30)%	54.79%	(8.44)%	(7.45)%
Ratios to Average Net Assets:
Net expenses[3]	0.87%	0.87%	0.87%	0.87%	0.87%
Net investment income	0.52%	0.44%	0.24%	0.49%	0.32%
Expense waiver/reimbursement[4]	0.06%	0.06%	0.08%	0.08%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$133,351	$63,242	$64,191	$47,631	$33,753
Portfolio turnover[5]	128%	124%	150%	223%	121%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Assets and Liabilities
July 31, 2023

Assets:
Investment in securities, at value including $29,410,304 of securities loaned and $66,386,299 of investments in affiliated holdings* (identified cost $979,488,664, including $65,147,461 of identified cost in affiliated holdings)	$1,178,180,724
Income receivable	205,775
Income receivable from affiliated holdings	89,363
Receivable for investments sold	16,887,662
Receivable for shares sold	2,104,510
Total Assets	1,197,468,034
Liabilities:
Payable for investments purchased	3,339,796
Payable for shares redeemed	858,926
Payable to bank	28,881
Payable for collateral due to broker for securities lending (Note 2)	29,537,824
Payable for investment adviser fee (Note 5)	23,372
Payable for administrative fee (Note 5)	2,452
Payable for Directors’/Trustees’ fees (Note 5)	212
Payable for transfer agent fees (Note 2)	130,484
Payable for distribution services fee (Note 5)	15,315
Payable for other service fees (Notes 2 and 5)	58,049
Accrued expenses (Note 5)	140,800
Total Liabilities	34,136,111
Net assets for 53,184,892 shares outstanding	$1,163,331,923
Net Assets Consist of:
Paid-in capital	$1,105,803,005
Total distributable earnings (loss)	57,528,918
Total Net Assets	$1,163,331,923
Annual Shareholder Report
23

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($121,927,324 ÷ 5,785,334 shares outstanding), no par value, unlimited shares authorized	$21.08
Offering price per share (100/94.50 of $21.08)	$22.31
Redemption proceeds per share	$21.08
Class C Shares:
Net asset value per share ($24,783,853 ÷ 1,418,150 shares outstanding), no par value, unlimited shares authorized	$17.48
Offering price per share	$17.48
Redemption proceeds per share (99.00/100 of $17.48)	$17.31
Institutional Shares:
Net asset value per share ($883,270,054 ÷ 39,952,538 shares outstanding), no par value, unlimited shares authorized	$22.11
Offering price per share	$22.11
Redemption proceeds per share	$22.11
Class R6 Shares:
Net asset value per share ($133,350,692 ÷ 6,028,870 shares outstanding), no par value, unlimited shares authorized	$22.12
Offering price per share	$22.12
Redemption proceeds per share	$22.12

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Operations
Year Ended July 31, 2023

Investment Income:
Dividends (including $2,065,688 received from affiliated holdings* and net of foreign taxes withheld of $20,320)	$15,211,108
Net income on securities loaned (includes $827,221 earned from affiliated holdings related to cash collateral balances*) (Note 2)	553,270
TOTAL INCOME	15,764,378
Expenses:
Investment adviser fee (Note 5)	9,062,455
Administrative fee (Note 5)	890,429
Custodian fees	90,449
Transfer agent fees (Note 2)	1,287,138
Directors’/Trustees’ fees (Note 5)	7,638
Auditing fees	30,672
Legal fees	11,666
Portfolio accounting fees	164,879
Distribution services fee (Note 5)	183,144
Other service fees (Notes 2 and 5)	359,499
Share registration costs	92,778
Printing and postage	80,141
Miscellaneous (Note 5)	36,420
TOTAL EXPENSES	12,297,308
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(710,305)
Reimbursement of other operating expenses (Notes 2 and 5)	(1,005,042)
TOTAL WAIVER AND REIMBURSEMENTS	(1,715,347)
Net expenses	10,581,961
Net investment income	5,182,417
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized loss of $(9,494,015) on sales of investments in affiliated holdings*)	(133,042,489)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $9,117,013 on investments in affiliated holdings*)	199,468,884
Net realized and unrealized gain (loss) on investments	66,426,395
Change in net assets resulting from operations	$71,608,812

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Statement of Changes in Net Assets

Year Ended July 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,182,417	$4,298,428
Net realized gain (loss)	(133,042,489)	102,777,672
Net change in unrealized appreciation/depreciation	199,468,884	(246,941,146)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	71,608,812	(139,865,046)
Distributions to Shareholders:
Class A Shares	(4,206,905)	(23,745,432)
Class C Shares	(1,019,541)	(5,171,780)
Institutional Shares	(32,515,907)	(141,205,590)
Class R6 Shares	(1,987,801)	(10,318,256)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(39,730,154)	(180,441,058)
Share Transactions:
Proceeds from sale of shares	337,803,209	600,530,685
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	139,265,487
Net asset value of shares issued to shareholders in payment of distributions declared	37,053,960	167,654,191
Cost of shares redeemed	(460,215,776)	(408,919,051)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(85,358,607)	498,531,312
Change in net assets	(53,479,949)	178,225,208
Net Assets:
Beginning of period	1,216,811,872	1,038,586,664
End of period	$1,163,331,923	$1,216,811,872
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
26

Notes to Financial Statements
July 31, 2023
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is long-term capital appreciation.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon Burkenroad Small Cap Fund and Hancock Horizon Microcap Fund (each an “Acquired Fund” or collectively, the “Acquired Funds”), each an open-end investment company, in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by each Acquired Funds’ Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Funds’ Investor Class Shares and Class D Shares were exchanged for Class A Shares of the Fund and the Acquired Funds’ Institutional Class Shares were exchanged for Institutional Shares of the Fund. The purpose of the transaction was to combine three portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Hancock Fund	Share Class Exchanged	Fund Shares Received
Hancock Horizon Burkenroad Small Cap Fund	Investor Class	1.214 Class A Shares
	Class D	1.098 Class A Shares
	Institutional Class	1.180 Institutional Shares
Hancock Horizon Microcap Fund	Investor Class	0.648 Class A Shares
	Institutional Class	0.629 Institutional Shares
Annual Shareholder Report
27

The Fund received net assets from the Acquired Funds as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Funds’ Net Assets Received	Unrealized Appreciation	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
4,877,868	$139,265,487	$63,521,835	$1,127,473,055	$1,266,738,542
Assuming the acquisition had been completed on August 1, 2021, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended July 31, 2022, were as follows:
Net investment income	$4,195,825
Net realized and unrealized gain (loss) on investments	(144,575,223)
Net decrease in net assets resulting from operations	$(140,379,398)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amount of earnings of the Acquired Funds that has been included in the Fund’s Statement of Changes in Net Assets for the year ended July 31, 2022.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated MDTA LLC (the “Adviser”).
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
28

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report
29

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,715,347 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$255,097	$(226,867)
Class C Shares	31,100	(343)
Institutional Shares	987,519	(777,832)
Class R6 Shares	13,422	—
TOTAL	$1,287,138	$(1,005,042)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
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For the year ended July 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$299,430
Class C Shares	60,069
TOTAL	$359,499
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for
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its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$29,410,304	$29,537,824
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	594,200	$11,533,484	822,248	$19,987,809
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	—	2,344,520	65,576,215
Shares issued to shareholders in payment of distributions declared	204,453	3,853,948	886,629	21,632,986
Shares redeemed	(1,415,578)	(27,624,558)	(1,466,267)	(35,892,277)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(616,925)	$(12,237,126)	2,587,130	$71,304,733
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	Year Ended 7/31/2023		Year Ended 7/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	167,899	$2,732,709	325,861	$6,754,347
Shares issued to shareholders in payment of distributions declared	62,196	977,102	240,715	4,963,547
Shares redeemed	(359,404)	(5,832,724)	(303,554)	(6,020,324)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(129,309)	$(2,122,913)	263,022	$5,697,570
	Year Ended 7/31/2023		Year Ended 7/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	11,225,869	$229,611,353	21,838,587	$543,488,311
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Funds	—	—	2,533,148	73,689,272
Shares issued to shareholders in payment of distributions declared	1,542,190	30,477,693	5,169,136	132,113,172
Shares redeemed	(19,013,556)	(390,289,089)	(13,998,302)	(343,632,941)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(6,245,497)	$(130,200,043)	15,542,569	$405,657,814
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,780,569	$93,925,663	1,215,271	$30,300,218
Shares issued to shareholders in payment of distributions declared	88,265	1,745,217	349,824	8,944,486
Shares redeemed	(1,774,824)	(36,469,405)	(961,453)	(23,373,509)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	3,094,010	$59,201,475	603,642	$15,871,195
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,897,721)	$(85,358,607)	18,996,363	$498,531,312
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$2,129,046	$93,648,243
Long-term capital gains	$37,601,108	$86,792,815

1	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.
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As of July 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$3,314,541
Net unrealized appreciation	$188,110,402
Capital loss carryforwards and deferrals	$(133,896,025)
TOTAL	$57,528,918
At July 31, 2023, the cost of investments for federal tax purposes was $990,070,322. The net unrealized appreciation of investments for federal tax purposes was $188,110,402. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $241,779,720 and unrealized depreciation from investments for those securities having an excess of cost over value of $53,669,318. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
As of July 31, 2023, the Fund had a capital loss carryforward of $133,896,025 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$133,896,025	$—	$133,896,025
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2023, the Adviser voluntarily waived $673,346 of its fee and voluntarily reimbursed $1,005,042 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2023, the Adviser reimbursed $36,959.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$183,144
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended July 31, 2023, FSC retained $29,524 of fees paid by the Fund. For the year ended July 31, 2023, Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2023, FSC retained $3,727 in sales charges from the sale of Class A Shares. FSC also retained $1,769 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended July 31, 2023, FSSC received $3,062 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 2.00%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2023, were as follows:
Purchases	$1,425,184,216
Sales	$1,540,272,699
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of
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dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2023, the Fund had no outstanding loans. During the year ended July 31, 2023, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2023, there were no outstanding loans. During the year ended July 31, 2023, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively
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affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2023, the amount of long-term capital gains designated by the Fund was $37,601,108.
For the fiscal year ended July 31, 2023, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended July 31, 2023, 100% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Core Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series), at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 25, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,018.40	$5.66
Class C Shares	$1,000	$1,013.90	$9.89
Institutional Shares	$1,000	$1,019.40	$4.41
Class R6 Shares	$1,000	$1,019.40	$4.36
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.19	$5.66
Class C Shares	$1,000	$1,014.98	$9.89
Institutional Shares	$1,000	$1,020.43	$4.41
Class R6 Shares	$1,000	$1,020.48	$4.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.98%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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45

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes MDT Small Cap Core Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
For the periods ended December 31, 2022, the Fund’s performance fell below the Performance Peer Group median for the one-year and five-year periods, and was above the Performance Peer Group median for the three-year period. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one-year and five-year periods. The Board discussed the Fund’s performance with the Adviser, and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”).
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The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally
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performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated
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Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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59

Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report
60

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Small Cap Core Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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61

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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62

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Small Cap Core Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R817
CUSIP 31421R791
CUSIP 31421R783
CUSIP 31421R627
37328 (9/23)
© 2023 Federated Hermes, Inc.

Annual Shareholder Report
July 31, 2023

Share Class | Ticker	A | QASGX	C | QCSGX
	Institutional | QISGX	R6 | QLSGX

Federated Hermes MDT Small Cap Growth Fund
Fund Established 2005

A Portfolio of Federated Hermes MDT Series
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from August 1, 2022 through July 31, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended July 31, 2023, was 11.18% for Class A Shares, 10.27% for Class C Shares, 11.49% for Institutional Shares and 11.49% for Class R6 Shares. The total return for the Russell 2000® Growth Index (R2000G),1 the Fund’s broad-based securities market index, was 11.58% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was 8.00% during the same period. The Fund’s and MSGFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund’s investment strategy focused on stock selection. Stock selection was the most significant factor affecting the Fund’s performance relative to the R2000G during the period.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the R2000G.
MARKET OVERVIEW
The reporting period began with three sharp market turns in the first six months (August 2022– January 2023), leaving the Russell 3000 Index (R3000)3 with a fiscal year-to-date return of 0.06% at the end of January. There was one more downturn in February (R3000 at -2.34% for the month), but then inflation numbers started declining, employment numbers held steady, and the R3000 turned weakly positive. In June and July there were more favorable macroeconomic reports and the market began to think that the Federal Reserve might actually be able to engineer a “soft landing”, so the R3000 strengthened. For the full fiscal year, the R3000 returned 12.65%. Growth stocks outran value stocks (the Russell 3000 Growth Index (R3000G)4 returned 16.97% while the Russell 3000 Value Index5 returned 8.03%), and large-cap stocks outran small-cap stocks6 (the mega-cap Russell Top 200 Index (RT200)7 returned 14.39% while the Russell Midcap Index8 returned 8.75% and the small-cap Russell 2000 Index9 returned 7.91%). The higher returns of the R3000G and the RT200 were largely attributable to the very high returns of the “Magnificent 7”10 technology stocks, which, by themselves, provided 5.04% of the R3000’s 12.65% return.
The best performing sectors in the R2000G during the reporting period were Consumer Staples (+22.89%), Energy (+21.85%) and Information Technology (+14.59%). Underperforming sectors during the same period included Utilities (-6.67%), Real Estate (-2.52%) and Communication Services (-1.88%).
Annual Shareholder Report
1

STOCK SELECTION
The Fund buys stocks with many different combinations of fundamental and technical characteristics that have signaled market outperformance historically. The primary drivers of outperformance during the reporting period were the favorable stock selection among stocks with depressed prices but not requiring significant amounts of external financing, and stocks with favorable technical factors and flat or improving earnings to price. The largest offset to that performance came from unfavorable stock selection among younger companies with strong technical factors. Strong stock selection in the Industrials, Communication Services and Consumer Staples sectors contributed the most to Fund outperformance. Unfavorable stock selection in the Information Technology sector provided the most significant offset to performance.
Individual stocks enhancing the Fund’s performance during the reporting period included Prometheus Biosciences, Inc., e.l.f. Beauty, Inc. and Prothena Corporation plc.
Individual stocks detracting from the Fund’s performance during the reporting period included Semtech Corporation, Super Micro Computer, Inc. and Atea Pharmaceuticals, Inc.
1
Please see the footnotes to the line graph below for definitions of, and further information about, the R2000G.
2
Please see the footnotes to the line graph below for definitions of, and further information about, the Morningstar peer group.
3
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
4
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
5
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
6
Small-cap stocks may be less liquid and subject to greater price volatility than large-cap stocks.
7
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 71% of the total market capitalization of the Russell 3000 Index. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
Annual Shareholder Report
2

8
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 3000® Index. Based on market cap and current index membership, it includes approximately 800 companies in the Russell Top 200 Index and the smaller companies in the Russell 2000® Index. The Russell Midcap® Index represents approximately 23% of the total market capitalization of the Russell 3000® Index. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
9
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 6% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
10
The “Magnificent 7” include Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA and Tesla.
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes MDT Small Cap Growth Fund (the “Fund”) from July 31, 2013 to July 31, 2023, compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of July 31, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 7/31/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	5.06%	3.93%	9.39%
Class C Shares	9.27%	4.29%	9.35%
Institutional Shares	11.49%	5.37%	10.29%
Class R6 Shares[4]	11.49%	5.39%	10.26%
R2000G	11.58%	4.82%	8.54%
MSGFA	8.00%	7.21%	9.40%
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charges = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The R2000G and MSGFA have been adjusted to reflect reinvestment of dividends on securities.
2
The R2000G measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4
The Fund’s Class R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund’s Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the gross expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At July 31, 2023, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	22.4%
Information Technology	20.2%
Industrials	19.6%
Consumer Discretionary	11.0%
Financials	6.3%
Energy	5.8%
Consumer Staples	5.4%
Materials	3.2%
Real Estate	2.5%
Communication Services	2.4%
Utilities	0.5%
Securities Lending Collateral[2]	2.8%
Cash Equivalents[3]	0.9%
Other Assets and Liabilities—Net[4]	(3.0)%
TOTAL	100%

1
Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities,
sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments
July 31, 2023
Shares			Value
		COMMON STOCKS— 99.3%
		Communication Services— 2.4%
137,016	[1]	CarGurus, Inc.	$ 3,104,782
207,346	[1]	Cinemark Holdings, Inc.	3,460,605
239,267	[1]	Eventbrite, Inc.	2,753,963
184,730		Gray Television, Inc.	1,749,393
251,459	[1]	Vimeo Holdings, Inc.	1,036,011
21,174	[1]	Yelp, Inc.	953,889
		TOTAL	13,058,643
		Consumer Discretionary— 11.0%
32,402		Bloomin Brands, Inc.	870,642
37,411		Camping World Holdings, Inc.	1,198,274
155,432	[1]	Chegg, Inc.	1,574,526
614,207		Clarus Corp.	5,466,442
30,861	[1,2]	Duolingo, Inc.	4,789,319
56,928	[1]	GoPro, Inc.	232,836
156,817	[1,2]	Groupon, Inc.	1,238,854
117,565	[1]	Inspired Entertainment, Inc.	1,480,143
25,575		International Game Technology PLC	865,202
4,182	[1]	K12, Inc.	159,794
74,012	[1,2]	Kirkland’s, Inc.	230,917
31,057	[1]	MCBC Holdings, Inc.	951,897
37,621		Murphy USA, Inc.	11,550,776
96,344	[1,2]	Red Robin Gourmet Burgers	1,401,805
7,853		Red Rock Resorts, Inc.	380,871
592,475	[1]	Rush Street Interactive, Inc.	2,269,179
2,723	[1]	SeaWorld Entertainment, Inc.	150,773
11,788	[1]	Shake Shack, Inc.	915,456
74,890		Texas Roadhouse, Inc.	8,353,979
77,879		Upbound Group, Inc.	2,696,950
19,392	[1]	Visteon Corp.	2,988,113
40,581		Wingstop, Inc.	6,841,145
222,627	[1,2]	WW International, Inc.	2,593,605
		TOTAL	59,201,498
		Consumer Staples— 5.4%
59,121	[1]	Bellring Brands, Inc.	2,125,400
71,820		Cal-Maine Foods, Inc.	3,317,366
7,404		Coca-Cola Bottling Co.	4,689,768
95,831	[1]	elf Beauty, Inc.	11,185,394
Annual Shareholder Report
7

Shares			Value
		COMMON STOCKS— continued
		Consumer Staples— continued
22,387		Energizer Holdings, Inc.	$ 799,216
11,887		Natural Grocers by Vitamin Cottage, Inc.	147,993
106,572	[1]	Sprouts Farmers Market, Inc.	4,182,951
31,456		Turning Point Brands, Inc.	750,226
170,475	[1]	Vital Farms, Inc.	1,994,557
		TOTAL	29,192,871
		Energy— 5.8%
25,032	[1]	Callon Petroleum Corp.	940,202
4,385		CONSOL Energy, Inc.	326,770
17,701	[1]	Dorian LPG Ltd.	526,428
302,821		Equitrans Midstream Corp.	3,140,254
69,054		Liberty Energy, Inc.	1,137,319
141,787	[1]	Oceaneering International, Inc.	3,183,118
39,194		PBF Energy, Inc.	1,859,363
21,130		SM Energy Co.	766,808
163,558	[1]	US Silica Holdings, Inc.	2,127,890
80,922	[1]	Vital Energy, Inc.	4,271,063
155,782	[1]	Weatherford International PLC	12,945,484
		TOTAL	31,224,699
		Financials— 6.3%
296,022	[1]	AvidXchange Holdings, Inc.	3,673,633
7,543		Brightsphere Investment Group, Inc.	160,515
111,290	[1]	Cantaloupe, Inc.	858,046
5,216	[1]	Coastal Financial Corp.	235,607
22,728	[1]	Flywire Corp.	775,934
441,526	[1]	Green Dot Corp.	8,631,833
12,161		Hometrust Bancshares, Inc.	295,634
13,340		Kinsale Capital Group, Inc.	4,970,884
44,886	[1]	LendingTree, Inc.	1,095,219
19,203	[1]	NerdWallet, Inc.	215,266
101,788	[1]	PROG Holdings, Inc.	4,130,557
164,442	[1]	Remitly Global, Inc.	3,170,442
12,464		RLI Corp.	1,662,822
276,489	[1]	SelectQuote, Inc.	522,564
244,176	[1]	StoneCo Ltd.	3,538,110
		TOTAL	33,937,066
		Health Care— 22.4%
26,307	[1]	Acadia Pharmaceuticals, Inc.	769,217
316,008	[1]	ADMA Biologics, Inc.	1,311,433
908,352	[1,2]	Akebia Therapeutics, Inc.	1,516,948
21,063	[1,2]	Aldeyra Therapeutics, Inc.	170,926
Annual Shareholder Report
8

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
211,290	[1]	Alector, Inc.	$ 1,449,449
108,029	[1]	Alkermes, Inc.	3,163,089
45,453	[1]	Alphatec Holdings, Inc.	803,155
21,679	[1]	AMN Healthcare Services, Inc.	2,322,905
99,997	[1]	Amphastar Pharmaceuticals, Inc.	6,068,818
341,858	[1,2]	Assembly Biosciences, Inc.	379,462
175,774	[1]	Atea Pharmaceuticals, Inc.	602,905
8,882	[1,2]	Biomea Fusion, Inc.	197,624
126,649	[1]	Bridgebio Pharma, Inc.	4,433,981
93,445	[1]	Catalyst Pharmaceutical Partners, Inc.	1,292,344
749,236	[1]	Codexis, Inc.	2,697,250
38,333	[1]	Collegium Pharmaceutical, Inc.	872,459
251,666	[1]	Community Health Systems, Inc.	1,104,814
164,178	[1]	Cross Country Healthcare, Inc.	4,235,792
7,537		Ensign Group, Inc.	730,109
41,261	[1,2]	EyePoint Pharmaceuticals, Inc.	515,762
949,269	[1]	Fate Therapeutics, Inc.	3,920,481
7,934	[1]	Glaukos Corp.	612,029
417,564	[1,2]	Gossamer Bio, Inc.	563,711
12,941	[1]	Haemonetics Corp.	1,193,678
222,566	[1]	Hims & Hers Health, Inc.	1,996,417
109,924	[1]	Innovage Holding Corp.	791,453
5,576	[1]	Inspire Medical Systems, Inc.	1,604,829
103,854	[1]	Intercept Group, Inc.	1,121,623
31,381	[1]	Ironwood Pharmaceuticals, Inc.	348,015
34,722	[1]	Lantheus Holdings, Inc.	3,003,106
32,554	[1]	Ligand Pharmaceuticals, Inc., Class B	2,178,839
55,786	[1]	Livanova PLC	3,260,692
238,413	[1]	MacroGenics, Inc.	1,137,230
112,244	[1]	Marinus Pharmaceuticals, Inc.	1,194,276
4,794	[1]	Medpace Holdings, Inc.	1,213,697
440,927	[1]	MiMedx Group, Inc.	3,558,281
5,403	[1]	Morphic Holding, Inc.	306,512
353,575	[1]	NextCure, Inc.	608,149
378,626	[1]	NGM Biopharmaceuticals, Inc.	897,344
213,303	[1,2]	Novavax, Inc.	1,979,452
24,428	[1]	NuVasive, Inc.	1,006,678
53,932	[1]	Omnicell, Inc.	3,405,806
243,309	[1]	OptimizeRX Corp	3,394,161
90,300	[1]	Organogenesis Holdings, Inc.	385,581
68,712	[1]	Owens & Minor, Inc.	1,322,019
Annual Shareholder Report
9

Shares			Value
		COMMON STOCKS— continued
		Health Care— continued
33,255	[1]	Pacific Biosciences of California Inc.	$ 439,299
103,011	[1]	Pacira BioSciences, Inc.	3,744,450
46,423	[1]	PetIQ, Inc.	777,121
82,628	[1]	Phathom Pharmaceuticals, Inc.	1,256,772
107,112	[1]	Point Biopharma Global, Inc.	957,581
360,562	[1,2]	Praxis Precision Medicines Inc.	356,992
93,650	[1,2]	Privia Health Group, Inc.	2,614,708
37,193	[1]	Protagonist Therapeutics, Inc.	721,544
179,118	[1]	Puma Biotechnology, Inc.	648,407
112,001	[1]	Relmada Therapeutics, Inc.	293,443
121,478	[1]	RxSight, Inc.	4,053,721
22,077	[1]	SAGE Therapeutics, Inc.	765,630
440,282	[1]	Sangamo BioSciences, Inc.	578,971
11,451	[1]	Shockwave Medical, Inc.	2,984,131
133,622	[1]	SI-BONE, Inc.	3,442,103
1,504,454		Siga Technologies, Inc.	8,635,566
9,351	[1]	Staar Surgical Co.	512,154
216,627	[1,2]	Tabula Rasa HealthCare, Inc.	1,739,515
177,992	[1]	Tactile Systems Technology, Inc.	4,077,797
157,566	[1]	The Joint Corp.	2,127,141
9,600	[1]	TransMedics Group, Inc.	894,528
111,253	[1]	Vanda Pharmaceuticals, Inc.	643,042
3,703	[1]	Vaxcyte, Inc.	177,966
22,626	[1]	Vir Biotechnology, Inc.	318,574
296,109	[1]	Voyager Therapeutics, Inc.	2,759,736
		TOTAL	121,163,393
		Industrials— 19.6%
158,704	[1]	ACV Auctions, Inc.	2,775,733
5,595	[1]	Allegiant Travel Co.	692,102
40,295	[1]	APi Group Corp.	1,158,884
46,073		Apogee Enterprises, Inc.	2,281,996
21,149	[1]	Array Technologies, Inc.	402,888
2,246	[1]	ASGN, Inc.	171,415
75,262	[1]	Atkore, Inc.	11,941,822
8,512	[1]	Beacon Roofing Supply, Inc.	729,223
30,170		Boise Cascade Co.	3,122,293
8,880	[1]	CBIZ, Inc.	469,663
41,939	[1]	Cimpress PLC	2,914,761
10,884		Comfort Systems USA, Inc.	1,893,490
36,933		Emcor Group, Inc.	7,942,072
9,301		EnerSys, Inc.	1,007,484
Annual Shareholder Report
10

Shares			Value
		COMMON STOCKS— continued
		Industrials— continued
327,162	[1]	Enviri Corp.	$ 3,085,138
40,111	[1]	Exlservice Holding, Inc.	5,653,645
2,044		Exponent, Inc.	183,102
67,935	[1,2]	Fluence Energy, Inc.	1,986,419
4,998	[1,2]	Fluor Corp.	154,838
121,613	[1]	Forrester Research, Inc.	3,875,806
78,222	[1]	Franklin Covey Co.	3,727,278
99,741	[1]	GMS, Inc.	7,349,914
664,701		GrafTech International Ltd.	3,509,621
117,572		Healthcare Services Group, Inc.	1,482,583
96,341		Heidrick & Struggles International, Inc.	2,627,219
21,415	[1]	HireRight Holdings Corp.	229,355
32,517	[1]	Huron Consulting Group, Inc.	3,075,133
2,375		ICF International, Inc.	279,276
1,370		Insperity, Inc.	161,181
242,288	[1]	JELD-WEN Holding, Inc.	4,315,149
2,295		John Bean Technologies Corp.	283,685
33,946		KForce Com, Inc.	2,153,534
141,916	[1]	Legalzoom.com, Inc.	2,168,477
2,409	[1]	Masonite International Corp.	251,861
185,056	[1]	Mistras Group, Inc.	1,432,333
50,760	[1]	MRC Global, Inc.	573,080
12,466	[1]	MYR Group, Inc.	1,777,153
24,836	[1,2]	NEXTracker, Inc.	1,051,805
5,587	[1]	Proto Labs, Inc.	185,209
2,556		Tennant Co.	205,093
104,141		Terex Corp.	6,105,787
4,926		TTEC Holdings, Inc.	169,651
11,840		Universal Truckload Services, Inc.	368,106
204,736	[1]	Upwork, Inc.	2,135,397
24,053		Veritiv Corp.	3,370,547
21,142		Watts Industries, Inc., Class A	3,943,617
7,750	[1]	Willdan Group, Inc.	156,395
		TOTAL	105,531,213
		Information Technology— 20.2%
355,682	[1]	8x8, Inc.	1,685,933
61,935		A10 Networks, Inc.	961,231
35,987	[1]	Alarm.com Holdings, Inc.	1,986,842
39,374	[1]	Altair Engineering, Inc.	2,950,688
44,249		American Software, Inc., Class A	510,191
6,235	[1]	AppFolio, Inc.	1,125,979
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
205,853	[1]	Arlo Technologies, Inc.	$ 2,338,490
191,388	[1]	AvePoint, Inc.	1,186,606
4,261	[1]	Axcelis Technologies, Inc.	854,245
1,481		Badger Meter, Inc.	243,832
1,800		Belden, Inc.	173,952
28,453	[1]	Blackbaud, Inc.	2,146,779
47,678	[1]	Box, Inc.	1,489,938
376,126	[1]	Brightcove, Inc.	1,688,806
51,617	[1]	Ceva, Inc.	1,401,918
57,105	[1,2]	Coda Octopus Group, Inc.	495,100
19,263	[1]	Commvault Systems, Inc.	1,501,166
51,559	[1,2]	Digitalocean Holdings, Inc.	2,553,202
99,541	[1]	Everbridge, Inc.	3,069,844
57,976	[1]	Extreme Networks, Inc.	1,541,582
155,790	[1]	Freshworks, Inc.	2,907,041
55,870	[1]	Harmonic Lightwaves, Inc.	833,580
33,223		Information Services Group, Inc.	171,098
77,304	[1]	Intapp, Inc.	3,174,102
33,800	[1]	Live Oak Acquisition Corp. II	357,604
481,456	[1]	LivePerson, Inc.	2,286,916
114,982	[1]	MaxLinear, Inc.	2,836,606
80,056	[1]	Mitek Systems, Inc.	817,372
152,923	[1]	Model N, Inc.	5,095,394
370,183	[1]	ON24, Inc.	3,276,120
21,019	[1]	Photronics, Inc.	555,953
66,324	[1]	Q2 Holdings, Inc.	2,352,512
39,376	[1]	Qualys, Inc.	5,465,389
123,598	[1]	Rimini Street, Inc.	336,187
19,619	[1]	Rogers Corp.	3,307,960
150,977		Sapiens International Corp. NV	4,067,320
39,534	[1]	Secureworks Corp.	303,621
52,101	[1]	SMART Global Holdings, Inc.	1,385,887
255,382	[1]	Sprinklr, Inc.	3,585,563
9,093	[1]	SPS Commerce, Inc.	1,640,286
179,761	[1]	Squarespace, Inc.	5,957,280
27,511	[1]	Synaptics, Inc.	2,484,518
302,575	[1]	Telos Corp.	759,463
656,187	[1]	Unisys Corp.	3,569,657
212,590	[1]	Varonis Systems, Inc.	6,101,333
163,566	[1]	Weave Communications, Inc.	1,962,792
34,653	[1]	Workiva, Inc.	3,648,614
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS— continued
		Information Technology— continued
132,673		Xperi Holding Corp.	$ 1,594,729
829,577	[1]	Yext, Inc.	8,063,488
27,985	[1]	Zuora, Inc.	328,264
		TOTAL	109,132,973
		Materials— 3.2%
44,784	[1]	ATI, Inc.	2,135,301
32,467		Commercial Metals Corp.	1,857,762
72,548	[1]	Constellium SE	1,384,941
22,295		Koppers Holdings, Inc.	853,007
39,358		Kronos Worldwide, Inc.	367,997
152,957	[1]	LSB Industries, Inc.	1,708,530
17,793		Myers Industries, Inc.	348,921
158,275	[1]	O-I Glass, Inc.	3,633,994
13,454	[2]	Orion S.A.	294,912
86,100	[1,3]	Rentech, Inc.	0
43,137		Ryerson Holding Corp.	1,832,891
66,818		Warrior Met Coal, Inc.	2,956,696
		TOTAL	17,374,952
		Real Estate— 2.5%
63,133		Industrial Logistics Properties Trust	267,684
328,386		Newmark Group, Inc.	2,272,431
427,150	[1,2]	Redfin Corp.	6,398,707
183,674		RMR Group, Inc./The	4,331,033
		TOTAL	13,269,855
		Utilities— 0.5%
108,355		Clearway Energy, Inc.	2,673,118
2,987		Otter Tail Corp.	241,977
		TOTAL	2,915,095
		TOTAL COMMON STOCKS (IDENTIFIED COST $444,387,208)	536,002,258
		INVESTMENT COMPANIES— 3.7%
14,815,356		Federated Hermes Government Obligations Fund, Premier Shares, 5.16%[4]	14,815,356
4,937,106		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.32%[4]	4,936,612
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $19,751,898)	19,751,968
		TOTAL INVESTMENT IN SECURITIES—103.0% (IDENTIFIED COST $464,139,106)[5]	555,754,226
		OTHER ASSETS AND LIABILITIES - NET—(3.0)%[6]	(15,968,768)
		TOTAL NET ASSETS—100%	$539,785,458
Annual Shareholder Report
13

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended July 31, 2023, were as follows:
Affiliated	Value as of 7/31/2022	Purchases at Cost*	Proceeds from Sales*
Health Care:
Alector, Inc.**	$8,176,082	$828,972	$(6,295,051)
Amphastar Pharmaceuticals, Inc.	$1,033,497	$2,746,927	$(539,725)
Siga Technologies, Inc.	$—	$10,282,190	$(454,971)
Information Technology:
Brightcove, Inc.**	$5,844,048	$—	$(3,251,310)
Affiliated issuers no longer in the portfolio at period end	$3,247,541	$1,333,475	$(5,271,275)
TOTAL OF AFFILIATED COMPANIES TRANSACTIONS	$18,301,168	$15,191,564	$(15,812,332)
Annual Shareholder Report
14

Change in Unrealized Appreciation/ (Depreciation)*	Net Realized Gain/ (Loss)*	Value as of 7/31/2023	Shares Held as of 7/31/2023	Dividend Income*

$3,043,646	$(4,304,200)	$1,449,449	211,290	$—
$2,540,798	$287,321	$6,068,818	99,997	$—
$(805,208)	$(386,445)	$8,635,566	1,504,454	$3,189,432

$1,709,678	$(2,613,610)	$1,688,806	376,126	$—
$1,697,165	$(1,006,906)	$—	—	$—
$8,186,079	$(8,023,840)	$17,842,639	2,191,867	$3,189,432

*	A portion of the amount shown may have been recorded when the Fund no longer had ownership of at least 5% of the voting shares.
**	At July 31, 2023, the Fund no longer has ownership of at least 5% of the voting shares.
Annual Shareholder Report
15

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended July 31, 2023, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Value as of 7/31/2022	$25,008,151	$8,511,854	$33,520,005
Purchases at Cost	$147,766,687	$144,247,066	$292,013,753
Proceeds from Sales	$(157,959,482)	$(147,826,500)	$(305,785,982)
Change in Unrealized Appreciation/ Depreciation	$—	$(779)	$(779)
Net Realized Gain/(Loss)	$—	$4,971	$4,971
Value as of 7/31/2023	$14,815,356	$4,936,612	$19,751,968
Shares Held as of 7/31/2023	14,815,356	4,937,106	19,752,462
Dividend Income	$567,109	$399,933	$967,042

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price valuations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee (“Valuation Committee”).

4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $470,372,968.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
16

The following is a summary of the inputs used, as of July 31, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$525,187,155	$—	$0	$525,187,155
International	10,815,103	—	—	10,815,103
Investment Companies	19,751,968	—	—	19,751,968
TOTAL SECURITIES	$555,754,226	$—	$0	$555,754,226
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.80	$33.76	$23.89	$23.30	$25.67
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	(0.04)	(0.15)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	2.24	(4.34)	10.16	0.66	(0.84)
Total From Investment Operations	2.21	(4.38)	10.01	0.59	(0.92)
Less Distributions:
Distributions from net realized gain	(0.63)	(8.58)	(0.14)	—	(1.45)
Net Asset Value, End of Period	$22.38	$20.80	$33.76	$23.89	$23.30
Total Return[2]	11.18%	(18.45)%	42.03%	2.53%	(2.83)%
Ratios to Average Net Assets:
Net expenses[3]	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment income (loss)	(0.16)%	(0.16)%	(0.50)%	(0.32)%	(0.36)%
Expense waiver/reimbursement[4]	0.24%	0.21%	0.23%	0.30%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$80,993	$88,900	$129,226	$92,389	$82,170
Portfolio turnover[5]	138%	140%	163%	227%	142%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.75	$28.99	$20.69	$20.32	$22.77
Income From Investment Operations:
Net investment income (loss)[1]	(0.16)	(0.21)	(0.33)	(0.21)	(0.23)
Net realized and unrealized gain (loss)	1.77	(3.45)	8.77	0.58	(0.77)
Total From Investment Operations	1.61	(3.66)	8.44	0.37	(1.00)
Less Distributions:
Distributions from net realized gain	(0.63)	(8.58)	(0.14)	—	(1.45)
Net Asset Value, End of Period	$17.73	$16.75	$28.99	$20.69	$20.32
Total Return[2]	10.27%	(19.14)%	40.93%	1.82%	(3.58)%
Ratios to Average Net Assets:
Net expenses[3]	1.96%	1.96%	1.88%	1.88%	1.88%
Net investment income (loss)	(0.99)%	(0.99)%	(1.25)%	(1.07)%	(1.12)%
Expense waiver/reimbursement[4]	0.12%	0.12%	0.15%	0.20%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,262	$19,373	$28,084	$17,481	$22,639
Portfolio turnover[5]	138%	140%	163%	227%	142%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.27	$35.50	$25.05	$24.37	$26.71
Income From Investment Operations:
Net investment income (loss)[1]	0.02	0.02	(0.08)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.42	(4.67)	10.67	0.70	(0.87)
Total From Investment Operations	2.44	(4.65)	10.59	0.68	(0.89)
Less Distributions:
Distributions from net investment income	(0.01)	—	—	—	—
Distributions from net realized gain	(0.63)	(8.58)	(0.14)	—	(1.45)
Total Distributions	(0.64)	(8.58)	(0.14)	—	(1.45)
Net Asset Value, End of Period	$24.07	$22.27	$35.50	$25.05	$24.37
Total Return[2]	11.49%	(18.29)%	42.40%	2.79%	(2.60)%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.88%
Net investment income (loss)	0.09%	0.08%	(0.25)%	(0.07)%	(0.10)%
Expense waiver/reimbursement[4]	0.20%	0.18%	0.16%	0.19%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$258,459	$304,721	$428,578	$354,204	$455,597
Portfolio turnover[5]	138%	140%	163%	227%	142%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.29	$35.51	$25.06	$24.36	$26.70
Income From Investment Operations:
Net investment income (loss)[1]	0.02	0.02	(0.08)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.42	(4.66)	10.67	0.72	(0.87)
Total From Investment Operations	2.44	(4.64)	10.59	0.70	(0.89)
Less Distributions:
Distributions from net investment income	(0.01)	—	—	—	—
Distributions from net realized gain	(0.63)	(8.58)	(0.14)	—	(1.45)
Total Distributions	(0.64)	(8.58)	(0.14)	—	(1.45)
Net Asset Value, End of Period	$24.09	$22.29	$35.51	$25.06	$24.36
Total Return[2]	11.49%	(18.24)%	42.38%	2.87%	(2.60)%
Ratios to Average Net Assets:
Net expenses[3]	0.87%	0.87%	0.87%	0.87%	0.87%
Net investment income (loss)	0.11%	0.10%	(0.24)%	(0.07)%	(0.07)%
Expense waiver/reimbursement[4]	0.12%	0.09%	0.09%	0.09%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$182,071	$256,060	$309,117	$283,103	$333,059
Portfolio turnover[5]	138%	140%	163%	227%	142%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income
(loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
July 31, 2023

Assets:
Investment in securities, at value including $14,768,990 of securities loaned and $37,594,607 of investments in affiliated holdings* (identified cost $464,139,106, including $37,621,166 of identified cost in affiliated holdings)	$555,754,226
Income receivable	80,972
Income receivable from affiliated holdings	35,489
Receivable for investments sold	5,686,906
Receivable for shares sold	439,763
Total Assets	561,997,356
Liabilities:
Payable for investments purchased	4,411,465
Payable for shares redeemed	2,703,741
Payable to bank	26,331
Payable for collateral due to broker for securities lending (Note 2)	14,815,356
Payable for investment adviser fee (Note 5)	10,091
Payable for administrative fee (Note 5)	1,140
Payable for Directors’/Trustees’ fees (Note 5)	143
Payable for distribution services fee (Note 5)	11,152
Payable for other service fees (Notes 2 and 5)	44,801
Accrued expenses (Note 5)	187,678
Total Liabilities	22,211,898
Net assets for 22,944,470 shares outstanding	$539,785,458
Net Assets Consist of:
Paid-in capital	$515,573,182
Total distributable earnings (loss)	24,212,276
Total Net Assets	$539,785,458
Annual Shareholder Report
22

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($80,992,788 ÷ 3,619,153 shares outstanding), no par value, unlimited shares authorized	$22.38
Offering price per share (100/94.50 of $22.38)	$23.68
Redemption proceeds per share	$22.38
Class C Shares:
Net asset value per share ($18,262,281 ÷ 1,030,014 shares outstanding), no par value, unlimited shares authorized	$17.73
Offering price per share	$17.73
Redemption proceeds per share (99.00/100 of $17.73)	$17.55
Institutional Shares:
Net asset value per share ($258,459,139 ÷ 10,737,207 shares outstanding), no par value, unlimited shares authorized	$24.07
Offering price per share	$24.07
Redemption proceeds per share	$24.07
Class R6 Shares:
Net asset value per share ($182,071,250 ÷ 7,558,096 shares outstanding), no par value, unlimited shares authorized	$24.09
Offering price per share	$24.09
Redemption proceeds per share	$24.09

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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23

Statement of Operations
Year Ended July 31, 2023

Investment Income:
Dividends (including $3,579,515 received from affiliated holdings* and net of foreign taxes withheld of $10,091)	$5,270,065
Net income on securities loaned (includes $576,959 earned from affiliated holdings related to cash collateral balances*) (Note 2)	459,962
TOTAL INCOME	5,730,027
Expenses:
Investment adviser fee (Note 5)	4,682,148
Administrative fee (Note 5)	461,733
Custodian fees	82,132
Transfer agent fees (Note 2)	588,611
Directors’/Trustees’ fees (Note 5)	4,665
Auditing fees	29,501
Legal fees	11,666
Portfolio accounting fees	138,049
Distribution services fee (Note 5)	131,703
Other service fees (Notes 2 and 5)	243,057
Share registration costs	69,472
Printing and postage	83,576
Miscellaneous (Note 5)	32,998
TOTAL EXPENSES	6,559,311
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(707,094)
Reimbursement of other operating expenses (Notes 2 and 5)	(301,619)
TOTAL WAIVER AND REIMBURSEMENTS	(1,008,713)
Net expenses	5,550,598
Net investment income	179,429
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (including net realized loss of $(8,018,869) on sales of investments in affiliated holdings*)	(57,004,841)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $8,185,300 on investments in affiliated holdings*)	113,583,742
Net realized and unrealized gain (loss) on investments	56,578,901
Change in net assets resulting from operations	$56,758,330

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets

Year Ended July 31	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$179,429	$154,388
Net realized gain (loss)	(57,004,841)	28,024,914
Net change in unrealized appreciation/depreciation	113,583,742	(181,648,487)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	56,758,330	(153,469,185)
Distributions to Shareholders:
Class A Shares	(2,603,153)	(32,079,796)
Class C Shares	(679,479)	(7,866,562)
Institutional Shares	(7,667,185)	(99,337,616)
Class R6 Shares	(7,065,520)	(72,484,125)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(18,015,337)	(211,768,099)
Share Transactions:
Proceeds from sale of shares	108,452,150	271,272,721
Net asset value of shares issued to shareholders in payment of distributions declared	16,710,898	192,640,426
Cost of shares redeemed	(293,174,418)	(324,627,058)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(168,011,370)	139,286,089
Change in net assets	(129,268,377)	(225,951,195)
Net Assets:
Beginning of period	669,053,835	895,005,030
End of period	$539,785,458	$669,053,835
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
July 31, 2023
1. ORGANIZATION
Federated Hermes MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of Federated MDTA LLC (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance
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with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a
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reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,008,713 is disclosed in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended July 31, 2023, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$144,418	$(98,708)
Class C Shares	22,767	(81)
Institutional Shares	332,467	(202,830)
Class R6 Shares	88,959	—
TOTAL	$588,611	$(301,619)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
For the year ended July 31, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$199,414
Class C Shares	43,643
TOTAL	$243,057
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if
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any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below
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identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of July 31, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$14,768,990	$14,815,356
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	364,732	$7,410,545	734,706	$19,688,546
Shares issued to shareholders in payment of distributions declared	118,380	2,245,671	985,701	26,130,926
Shares redeemed	(1,138,869)	(23,147,646)	(1,273,380)	(32,473,563)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(655,757)	$(13,491,430)	447,027	$13,345,909
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	148,712	$2,428,011	128,708	$2,774,689
Shares issued to shareholders in payment of distributions declared	44,306	669,467	359,807	7,725,066
Shares redeemed	(319,656)	(5,189,606)	(300,582)	(6,470,668)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(126,638)	$(2,092,128)	187,933	$4,029,087
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	Year Ended 7/31/2023		Year Ended 7/31/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,583,227	$56,282,758	5,702,540	$156,084,766
Shares issued to shareholders in payment of distributions declared	357,614	7,287,807	3,232,168	91,631,959
Shares redeemed	(5,884,345)	(128,470,285)	(7,327,971)	(197,657,381)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,943,504)	$(64,899,720)	1,606,737	$50,059,344
	Year Ended 7/31/2023		Year Ended 7/31/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,965,413	$42,330,836	3,421,932	$92,724,720
Shares issued to shareholders in payment of distributions declared	319,036	6,507,953	2,367,859	67,152,475
Shares redeemed	(6,214,536)	(136,366,881)	(3,005,937)	(88,025,446)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(3,930,087)	$(87,528,092)	2,783,854	$71,851,749
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(7,655,986)	$(168,011,370)	5,025,551	$139,286,089
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$270,788	$132,977,030
Long-term capital gains	$17,744,549	$78,791,069

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of July 31, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$187,325
Net unrealized appreciation	$85,381,258
Capital loss carryforwards	$(61,356,307)
TOTAL	$24,212,276
At July 31, 2023, the cost of investments for federal tax purposes was $470,372,968. The net unrealized appreciation of investments for federal tax purposes was $85,381,258. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $115,900,735 and unrealized depreciation from investments for those securities having an excess of cost over value of $30,519,477. The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales.
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As of July 31, 2023, the Fund had a capital loss carryforward of $61,356,307 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$61,356,307	$—	$61,356,307
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended July 31, 2023, the Adviser voluntarily waived $685,618 of its fee and voluntarily reimbursed $301,619 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended July 31, 2023, the Adviser reimbursed $21,476.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$131,703
For the year ended July 31, 2023, FSC retained $5,917 of fees paid by the Fund.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2023, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2023, FSC retained $1,847 in sales charges from the sale of Class A Shares. FSC also retained $142 of CDSC relating to redemptions of Class C Shares.

Other Service Fees
For the year ended July 31, 2023, FSSC received $12,881 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 2.01%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the
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Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2023, were as follows:
Purchases	$794,645,563
Sales	$970,707,679
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of July 31, 2023, the Fund had no outstanding loans. During the year ended July 31, 2023, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2023, there were no outstanding loans. During the year ended July 31, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
12. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended July 31, 2023, the amount of long-term capital gains designated by the Fund was $17,744,549.
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Of the ordinary income distributions made by the Fund during the year ended July 31, 2023, 100.00% qualify for the dividend received deduction available to corporate shareholders.
For the fiscal year ended July 31, 2023, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
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37

Report of Independent Registered Public Accounting Firm
TO THE board of trustees OF federated Hermes MDT Series and shareholders of Federated Hermes MDT Small Cap Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated Hermes MDT Series (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes MDT Series), at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
September 25, 2023
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,051.70	$5.75
Class C Shares	$1,000	$1,047.30	$9.95
Institutional Shares	$1,000	$1,052.90	$4.48
Class R6 Shares	$1,000	$1,052.90	$4.43
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.19	$5.66
Class C Shares	$1,000	$1,015.08	$9.79
Institutional Shares	$1,000	$1,020.43	$4.41
Class R6 Shares	$1,000	$1,020.48	$4.36

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.13%
Class C Shares	1.96%
Institutional Shares	0.88%
Class R6 Shares	0.87%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised five portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: May 2006
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

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45

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

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46

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: June 2006
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: June 2012
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

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Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes MDT Small Cap Growth Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated MDTA LLC (the “Adviser”) with respect to the Fund (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed
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reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
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regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
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Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
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Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
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Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. In this connection, the Board considered that the quantitative focus of the management of the Fund makes fee and expense comparisons particularly difficult as the funds in the Performance Peer Group varied widely in terms of the complexity of their management, and the management of the Fund is among the more complex relative to its Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board considered that the Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2022. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”).
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The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally
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performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated
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Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
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Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes MDT Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes MDT Small Cap Growth Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
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the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes MDT Small Cap Growth Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421R775
CUSIP 31421R767
CUSIP 31421R759
CUSIP 31421R619
37313 (9/23)
© 2023 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $155,705

Fiscal year ended 2022 - $138,900

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $67,725 and $63,165 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $237,698

Fiscal year ended 2022 - $200,134

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes MDT Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date September 25, 2023

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date September 25, 2023